UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials Pursuant to §240.14a-12
Halozyme Therapeutics, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐		Fee paid previously with preliminary materials:
☐		Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

March 26, 2021
Dear Stockholder:
You are cordially invited to attend the 2021 Annual Meeting of Stockholders of Halozyme Therapeutics, Inc., which will be held on May 5, 2021, at 8:00 a.m. Pacific Time. The meeting will be online only, so there is no physical meeting location.
The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describes the formal business to be conducted at the meeting, follow this letter.
It is important that you use this opportunity to take part in the affairs of Halozyme Therapeutics, Inc. by voting on the business to come before this meeting. Whether or not you plan to attend the Annual Meeting online, we hope you vote as soon as possible to assure your representation. You can vote your shares over the Internet, by telephone or by using a traditional proxy card. Instructions on each of these voting methods are outlined in the enclosed proxy statement. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders is important.
A copy of Halozyme’s Annual Report on Form 10-K accompanies these proxy materials for your information. At the Annual Meeting, we will review Halozyme’s activities over the past year and our plans for the future. The Board of Directors and management look forward to seeing you at the Annual Meeting.
Sincerely yours,
HELEN I. TORLEY, M.B. Ch.B., M.R.C.P.
President and Chief Executive Officer

HALOZYME THERAPEUTICS, INC.
11388 Sorrento Valley Road
San Diego, California 92121
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 5, 2021
TO THE STOCKHOLDERS OF HALOZYME THERAPEUTICS, INC.:
Notice is hereby given that the Annual Meeting of the Stockholders of Halozyme Therapeutics, Inc., a Delaware corporation, will be held on May 5, 2021, at 8:00 a.m. Pacific Time. The meeting will be online only, so there is no physical meeting location. The Annual Meeting is being held for the following purposes:
1.To elect two Class II directors to hold office for a three-year term and until their respective successors are elected and qualified;
2.To approve, by a non-binding advisory vote, the compensation of our Named Executive Officers;
3.To approve the Halozyme Therapeutics, Inc. 2021 Stock Plan;
4.To approve the Halozyme Therapeutics, Inc. 2021 Employee Stock Purchase Plan;
5.To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and
6.To transact such other business as may properly come before the Annual Meeting.
You will be able to attend the Annual Meeting, submit questions and vote during the live webcast by visiting www.virtualshareholdermeeting.com/HALO2021 and entering the 16 digit control number included in your Notice of Internet Availability, on your proxy card, or voting instruction form, or in the instructions you received by email. Please refer to the additional logistical details and recommendations in the accompanying proxy statement. Only stockholders of record at the close of business on March 8, 2021 are entitled to notice of, and to vote at, this Annual Meeting and any adjournment or postponement thereof. The Board of Directors recommends that you vote FOR each of the proposed nominees to the Board of Directors named in the accompanying Proxy Statement and for the other proposals identified above.
By order of the Board of Directors,
Masaru Matsuda
Senior Vice President, General Counsel,
and Corporate Secretary
San Diego, California
March 26, 2021
Important Notice Regarding the Availability of Proxy Materials for
The Annual Meeting of Stockholder To Be Held on May 5, 2021
The Proxy Statement and the 2020 Annual Report to Stockholders and the means to vote by Internet are available at www.proxyvote.com.

IMPORTANT: You are cordially invited to attend the virtual meeting online. Whether or not you expect to attend the virtual meeting online, please vote as soon as possible by using the Internet or telephone or for those receiving paper copies of these proxy materials by completing, signing, dating and mailing your proxy card in the accompanying postage-paid envelope. Even if you have voted by proxy, you may still vote in person if you attend the virtual meeting online.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
The accompanying proxy is solicited on behalf of the Board of Directors of Halozyme Therapeutics, Inc., a Delaware corporation (“Halozyme” or the “Company”), for use at Halozyme’s Annual Meeting of Stockholders to be held online on May 5, 2021 at 8:00 a.m. Pacific Time and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the enclosed proxy are being mailed to stockholders on or about March 26, 2021.
ANNUAL MEETING AGENDA AND BOARD OF DIRECTOR VOTE RECOMMENDATIONS
Stockholders are being asked to vote on each of the following items at the Annual Meeting:
•The election of two Class II director nominees named in this Proxy Statement to the Board of Directors, each to serve a three-year term and until their respective successors are elected and qualified;
•The approval of a non-binding advisory resolution approving the compensation of our Named Executive Officers;
•The approval of the Halozyme Therapeutics, Inc. 2021 Stock Plan;
•The approval of the Halozyme Therapeutics, Inc. 2021 Employee Stock Purchase Plan; and
•The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
The Board of Directors recommends that you vote FOR the proposed nominees to the Board of Directors named in this Proxy Statement and FOR each of the other proposals described above.
SOLICITATION AND VOTING
Voting Securities. Only stockholders of record as of the close of business on March 8, 2021, the record date for the Annual Meeting, will be entitled to vote at the meeting and any adjournment or postponement thereof. As of that date, we had 143,301,550 shares of common stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record as of that date is entitled to one vote for each share of common stock held by him or her. Our Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. When a quorum is present at the meeting, the election of directors will be determined by a plurality of the votes cast by the stockholders entitled to vote at the election (please see the discussion on page 3 of the “majority voting” provisions in our Bylaws), and any other matter will be determined by a majority in voting power of the shares present in person or represented by proxy and entitled to vote on the matter. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.
As permitted by rules adopted by the Securities and Exchange Commission, we are furnishing our proxy statement, 2020 Annual Meeting of Stockholders and proxy card over the internet to most of our stockholders. This means that most of our stockholders will initially receive only a notice containing instructions on how to access the proxy materials over the Internet. If you would like to receive a paper copy of the proxy materials, the notice contains instructions on how you can request copies of these documents at no cost to you.
Voting of Proxies. All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy provided by a stockholder of record, the shares will be voted in favor of each proposal.
You may vote by attending the virtual Annual Meeting online, by using the Internet or telephone to submit a proxy or by completing and returning a proxy by mail.
Voting by Internet. To vote by Internet, go to www.proxyvote.com. Internet voting is available 24 hours a day, although your vote by Internet must be received by 11:59 p.m. Eastern Time on May 4, 2021. You will need the control number found either on the Notice of Internet Availability of Proxy Materials or on the proxy card if you are receiving a printed copy of these materials. If you vote by Internet, do not return your proxy card or voting instruction card. If you hold your shares in “street name” as explained below, please refer to the Notice of Internet Availability of Proxy Materials or voting instruction card provided to you by your broker, bank or other holder of record for Internet voting instructions.
Voting by Telephone. To vote by telephone, call 1-800-690-6903 and follow the instructions. Telephone voting is available 24 hours a day, although your vote by telephone must be received by 11:59 p.m. Eastern Time on May 4, 2021. You will need the control number found either on the Notice of Internet Availability of Proxy Materials or on the proxy card if you are receiving a printed copy of these materials. If you vote by telephone, do not return your proxy card or voting instruction card. If you hold your shares in “street name” as explained below, please refer to the Notice of Internet Availability of Proxy Materials or voting instruction card provided to you by your broker, bank or other holder of record for telephone voting instructions.
Voting by Mail. By completing, signing and returning the proxy card in the prepaid and addressed envelope enclosed with proxy materials delivered by mail, you are authorizing the individuals named on the proxy card to vote your shares at the Annual Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Annual Meeting so that your shares will be voted if you are unable to attend the Annual Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please complete, sign and return all proxy cards to ensure that all your shares are voted.
Voting Online During Virtual Annual Meeting. You are entitled to participate in the virtual Annual Meeting if you were a shareholder as of the close of business on March 8, 2021, the record date, or hold a legal proxy for the meeting provided by your bank, broker, or nominee. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/HALO2021, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the virtual Annual Meeting by following the instructions available on the meeting website during the meeting. The meeting’s virtual attendance format will provide you the ability to participate and ask questions in writing during the meeting. Whether or not you plan to participate in the virtual Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. If your shares are registered directly in your name with our transfer agent, EQ by Equiniti, you are considered the stockholder of record and you have the right to vote in person at the virtual Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in “street name.” Beneficial owners whose stock is held in the name of a bank, broker or other nominee generally will receive instructions for voting from their banks, brokers or other nominees, rather than directly from us. You can vote your shares held through a bank, broker or other nominee by following the voting instructions sent to you by that institution. Shares for which you are the beneficial owner but not the stockholder of record may also be voted electronically during the virtual Annual Meeting.
Revocability of Proxies. A stockholder giving a proxy has the power to revoke it at any time before it is exercised by delivering to the Secretary of Halozyme a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the virtual meeting online and voting in person.
Broker Non-Votes. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in street name on behalf of a beneficial owner but is prohibited from voting on a particular matter because the broker has not received voting instructions from the beneficial owner and therefore does not have discretion to vote the beneficial owner’s shares with respect to that matter. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of our independent registered public accounting firm. Non-routine matters include the election of directors, approval of the Company’s 2021 Stock Plan and 2021 Employee Stock Purchase Plan, and the advisory vote on executive compensation.
Solicitation of Proxies. We will bear the entire cost of soliciting proxies for the upcoming meeting. In addition to soliciting stockholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
We have a classified Board of Directors that currently consists of three Class I directors, two Class II directors and three Class III directors. Our directors are elected for a term of three years, with one class of directors up for election every year. At the 2021 Annual Meeting of Stockholders, we will be electing two Class II directors, while the Class III directors will be elected at the 2022 Annual Meeting of Stockholders and the Class I directors will be elected at the 2023 Annual Meeting of Stockholders.
The Class II nominees recommended by the Board of Directors for election at the 2021 Annual Meeting are: Jean-Pierre Bizzari, M.D. and James M. Daly. Dr. Bizzari and Mr. Daly are current members of our Board of Directors and, if elected, they will serve as directors until our Annual Meeting in 2024 or until their successors are elected and qualified. If any nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.
Voting Standard
Our Bylaws provide that in uncontested elections, a director must tender his or her resignation to the Board of Directors if such director receives more “withhold” votes than votes “for” electing the director. Within 90 days after the date of the certification of the election results, the Nominating and Corporate Governance Committee of the Board of Directors (or other committee that may be designated by the Board of Directors) will make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors will promptly act on such committee’s recommendation and publicly disclose within four business days on a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) its decision and the rationale behind such decision.
Vote Required
If a quorum is present at the meeting, the two nominees for Class II directors receiving the highest number of votes will be elected as the Class II directors. Abstentions and broker non-votes have no effect on the vote.
Recommendation
The Board of Directors recommends a vote “FOR” each of the nominees named above.
The following table sets forth biographical information for the two Class II nominees to be elected at this meeting as well as all other directors who will continue serving on the Board of Directors following this meeting:

Name	Age	Director Since	Position with the Company
Class I directors whose terms expire at the 2023 Annual Meeting of Stockholders:
Bernadette Connaughton	62	2018	Director
Kenneth J. Kelley	61	2004	Director
Matthew L. Posard	53	2013	Director
Class II directors nominated at the 2021 Annual Meeting of Stockholders:
Jean-Pierre Bizzari, M.D.	66	2015	Director
James M. Daly	59	2016	Director
Class III directors whose terms expire at the 2022 Annual Meeting of Stockholders:
Jeffrey W. Henderson	56	2015	Director
Connie L. Matsui	67	2006	Chair of the Board of Directors
Helen I. Torley, M.B. Ch.B., M.R.C.P.	58	2014	President, Chief Executive Officer & Director

Directors Nominated for Election at the 2021 Annual Meeting
Jean-Pierre Bizzari, M.D. Dr. Bizzari provides our Board of Directors with over 30 years of clinical oncology and global drug approval strategy expertise. He retired from Celgene Corporation having served as Executive Vice President and Global Head of Oncology from October 2012 to December 2015 and as Senior Vice President for Clinical Development Oncology from 2008 to October 2012, and oversaw the development and approval of a number of leading oncology products including REVLIMID® (lenalidomide), VIDAZA® (azacitidine), ISTODAX® (romidepsin) and ABRAXANE® (nab-paclitaxel). Prior to 2008, Dr. Bizzari served as Vice President, Clinical Oncology Development for Sanofi-Aventis where he oversaw the approval of Eloxatin® (oxaliplatin), Taxotere® (docetaxel) and Elitek® (rasburicase). Previously Dr. Bizzari was Vice President, Clinical Development Oncology for Rhône-Poulenc Rorer. Dr. Bizzari is a member of the Scientific Advisory Board of France’s National Cancer Institute. Dr. Bizzari has also been a member of the international scientific committee of the French National Cancer Research Institute since 2005 and the French National Cancer Institute (INCa) since 2010. Dr. Bizzari also serves on the board of directors of Transgene SA, a biopharmaceutical company, and biotechnology companies Compugen Ltd. and Nordic Nanovector ASA. Within the past five years he also served on the board of directors of Celator Pharmaceuticals, Inc., a biopharmaceutical company, and biotechnology companies iTeos Therapeutics S.A, and Pieris Pharmaceuticals, Inc.. He also serves as a board observer at Onxeo S.A. Dr. Bizzari is a Doctor of Medicine and a graduate of the Nice Medical School and a specialist in oncology (training in Toronto and Montreal). Dr. Bizzari was also an assistant in the medical oncology department at La Pitié-Salpêtrière hospital in Paris.
The Nominating and Corporate Governance Committee believes that Dr. Bizzari’s track record of success in developing strategies that have resulted in global approvals for some of the world’s most important cancer drugs provides our Board of Directors with valuable strategic expertise in both oncology drug development and global commercialization, leading the Nominating and Corporate Governance Committee to determine that Dr. Bizzari should serve as one of our directors.
James M. Daly. Mr. Daly is an advisor to a number of biotechnology companies. Previously, he served as Executive Vice President and Chief Commercial Officer at Incyte Corporation, a biopharmaceutical company, a position he held from October 2012 to June 2015. Prior to joining Incyte, Mr. Daly served in various senior management positions, including Senior Vice President of North America Commercial Operations and Global Marketing/Commercial Development at Amgen, Inc., a global pharmaceutical company where he was employed from January 2002 to December 2011. Prior to his employment with Amgen, Mr. Daly was Senior Vice President and General Manager of the Respiratory/Anti-Infective business unit at GlaxoSmithKline, where he was employed from June 1985 to December 2001. Mr. Daly serves on the board of directors of biopharmaceutical companies Acadia Pharmaceuticals Inc., argenx SE, Bellicum Pharmaceuticals, Inc. and Madrigal Pharmaceuticals, Inc. Within the past five years, Mr. Daly served on the board of directors of Chimerix, Inc., a biopharmaceutical company. Mr. Daly earned his B.S. in Pharmacy and M.B.A. from The State University of New York at Buffalo.
The Nominating and Corporate Governance Committee believes that Mr. Daly’s extensive commercial, business development and leadership experience at biopharmaceutical companies including his involvement in the successful launch of pharmaceutical products, management of large commercial operations and his experience serving on the board of directors at other biopharmaceutical companies provides valuable experience and perspective to our Board of Directors, leading the Nominating and Corporate Governance Committee to determine that Mr. Daly should serve as one of our directors.
Directors Continuing in Office Until the 2022 Annual Meeting
Jeffrey W. Henderson. Mr. Henderson has served as President of JWH Consulting LLC, an investment and business advisory firm primarily focused on healthcare since January 2018. Mr. Henderson provides our Board of Directors with a wealth of corporate leadership experience, particularly in corporate finance, having served as the Chief Financial Officer of Cardinal Health, Inc. from May 2005 to November 2014. As Cardinal Health’s Chief Financial Officer, Mr. Henderson led various departments within the company, including finance, information technology and global shared services. He also had operational responsibility for Cardinal’s business in Canada and China. From November 2014 to his retirement from Cardinal Health in August 2015, Mr. Henderson served in an executive capacity assisting in the transition of his responsibilities as Chief Financial Officer. Prior to joining Cardinal Health, Mr. Henderson held various senior management positions at Eli Lilly and Company from 1998 to 2005, including President and General Manager, Eli Lilly Canada, Inc., Vice President and Corporate Controller and Vice President and Corporate Treasurer. From 1988 to 1998, Mr. Henderson held various senior management positions at General Motors Corporation including serving as Chief Financial Officer at IBC Vehicles Limited and as Regional Treasurer at GM’s Asia-Pacific Regional Treasury Center. He currently serves on the board of directors of Becton Dickinson and Company, a medical technology company, Fibrogen, Inc., a biotechnology company, and Qualcomm, Inc., a wireless communications company. Mr. Henderson served as an Advisory Director to Berkshire Partners LLC, a private equity firm from 2015 to 2019. He holds a B.S. degree in electrical engineering from Kettering University and a M.B.A. from Harvard Graduate School of Business Administration.
The Nominating and Corporate Governance Committee believes Mr. Henderson’s extensive experience serving in executive leadership positions, including as Chief Financial Officer, with a large publicly-traded healthcare pharmaceutical corporations, combined with his business acumen and judgment, including his qualifications as an audit committee financial expert, provide our Board of Directors with valuable financial, strategic and operational expertise and leadership skills, leading the Nominating and Corporate Governance Committee to determine that Mr. Henderson should serve as one of our directors.
Connie L. Matsui. Ms. Matsui brings to our Board over 19 years of general management experience in the biotechnology industry. She retired from Biogen Idec Inc. in January 2009 as the Executive Vice President, Knowledge and Innovation Networks. She served as an Executive Committee member at both Biogen Idec and IDEC Pharmaceuticals, a predecessor of Biogen Idec. Among the major roles she played after joining IDEC Pharmaceuticals in November 1992 were: Senior Vice President, overseeing investor relations, corporate communications, human resources, project management and strategic planning; Collaboration Chair for the late stage development and commercialization of rituximab (tradenames: Rituxan® and MabThera®) in partnership with Roche and Genentech; and Project Leader for Zevalin®, the first radioimmunotherapy approved by the U.S. FDA. Prior to entering the biotechnology industry, Ms. Matsui worked for Wells Fargo Bank in general management, marketing and human resources. Ms. Matsui has been active on a number of not-for-profit boards at the local, national and global levels. Ms. Matsui serves on the board of directors of biopharmaceutical companies Artelo Biosciences, Inc. and Sutro Biopharma, Inc. Ms. Matsui earned B.A. and M.B.A. degrees from Stanford University.
The Nominating and Corporate Governance Committee believes that Ms. Matsui’s operational experience, including her extensive knowledge of the biotechnology industry, her service in other public company management teams and her prior business experience, combined with her business acumen and judgment, provide our Board of Directors with valuable management and operational expertise and leadership skills, leading the Nominating and Corporate Governance Committee to determine that Ms. Matsui should serve as one of our directors.
Helen I. Torley, M.B. Ch.B., M.R.C.P. Dr. Torley brings to our company extensive commercial and business experience as well as an extensive knowledge of the biotechnology industry. Dr. Torley joined Halozyme in January 2014 as President and Chief Executive Officer. Throughout her career, Dr. Torley has led several successful product launches, including Kyprolis® (carfilzomib), Prolia® (denosumab), Sensipar® (denosumab), and Miacalcin® (calcitonin-salmon). Prior to joining Halozyme, Dr. Torley served as Executive Vice President and Chief Commercial Officer for Onyx Pharmaceuticals from August 2011 to December 2013 overseeing the collaboration with Bayer on Nexavar® and Stivarga® and the U.S. launch of Kyprolis. She was responsible for the development of Onyx’s commercial capabilities in ex-US markets and in particular, in Europe. Prior to Onyx, Dr. Torley spent 10 years in management positions at Amgen Inc., most recently serving as Vice President and General Manager of the US Nephrology Business Unit from 2003 to 2009 and the U.S. Bone Health Business Unit from 2009 to 2011. From 1997 to 2002, she held various senior management positions at Bristol-Myers Squibb, including Regional Vice President of Cardiovascular and Metabolic Sales and Head of Cardiovascular Global Marketing. She began her career at Sandoz/Novartis, where she ultimately served as Vice President of Medical Affairs, developing and conducting post-marketing clinical studies across all therapeutic areas, including oncology. Dr. Torley serves on the board of directors of Quest Diagnostics Incorporated, a diagnostic information services company. Within the past five years, Dr. Torley served on the board of directors of Relypsa, Inc., a biopharmaceutical company. Before joining the industry, Dr. Torley was in medical practice as a senior registrar in rheumatology at the Royal Infirmary in Glasgow, Scotland. Dr. Torley received her Bachelor of Medicine and Bachelor of Surgery degrees (M.B. Ch.B.) from the University of Glasgow and is a Member of the Royal College of Physicians (M.R.C.P).
The Nominating and Corporate Governance Committee believes that Dr. Torley’s extensive commercial and operational experience, including successful launches of products, and her deep knowledge of the biotechnology industry and the competitive environment, and her service as our Chief Executive Officer, combined with her business acumen and judgment, provide our Board of Directors with valuable commercial and operational expertise and leadership skills, leading the Nominating and Corporate Governance Committee to determine that Dr. Torley should serve as one of our directors.

Directors Continuing in Office Until the 2023 Annual Meeting
Bernadette Connaughton. Ms. Connaughton brings more than 30 years of global strategic, commercial and biopharmaceutical industry expertise to the company. From 2004 to October 2017, she served in senior management positions at Bristol-Myers Squibb Pharmaceutical Company, most recently serving as president, China, Latin America, Central and Eastern Europe and Middle East. In this position, she developed the multi-year strategy for the successful commercialization of a number of oncology, virology and immunology products, including Opdivo® (nivolumab), , Yervoy® (ipilimumab), Sprycel® (dasatinib), Daklinza® (daclatasvir) and Orencia® (abatacept). Prior to serving in that role, Ms. Connaughton served as Bristol-Myers Squibb’s president, European Markets, Canada and Australia; president, Intercontinental; president, Japan, Pacific Rim, Australia and Canada; senior vice president, Cardiovascular and Metabolic Business Unit, U.S.; and senior vice president, Primary Care Marketing, U.S. Ms. Connaughton also served on the European Federation of Pharmaceutical Industry Association, Patient Access and European Markets Committees from 2014 to 2016. She currently serves on the board of directors of Syneos Health, Inc., a biopharmaceutical services company, and Zealand Pharma A/S, a biotechnology company. She received her B.A. from Johns Hopkins University and her M.B.A. from The Wharton School, University of Pennsylvania.
The Nominating and Corporate Governance Committee believes that Ms. Connaughton’s extensive operations and commercialization experience in the pharmaceutical industry including the development of successful commercialization strategies for a number of oncology products and her consistent track record of achieving sales growth provides valuable experience and perspective to our Board, leading the Nominating and Corporate Governance Committee to determine that Ms. Connaughton should serve as one of our directors.
Kenneth J. Kelley. Mr. Kelley brings over 35 years of entrepreneurial, venture capital, operational and technical biotechnology experience to Halozyme. He is currently Chairman of the Board and mentor to the CEOs of four privately held biotechnology companies and an advisor to various publicly held biotechnology companies. From 2016 to 2018, Mr. Kelley served as a White House Presidential Executive Fellow and a Senior Advisor to the U.S. National Institutes of Health and the National Institute of Allergy and Infectious Diseases, Vaccine Research Center and to the Assistant Secretary of Preparedness and Response. From 2015 to 2016, Mr. Kelley served as an Advanced Leadership Fellow at Harvard University working on global preparedness for epidemics and pandemics. From 2007 to 2015, Mr. Kelley served as the Chief Executive Officer of privately-held PaxVax, Inc., a specialty vaccine company acquired by Emergent BioSolutions, Inc. Previously, Mr. Kelley was a General Partner at Latterell Venture Partners, where he made investments in early stage biotechnology and medical device startups. Mr. Kelley founded IntraBiotics Pharmaceuticals in 1994 and for over eight years served as CEO, Director and Chair of the Board of Directors. Earlier, Mr. Kelley was an Associate at Institutional Venture Partners (IVP), where he participated in the financing of biotech and medical companies. Prior to IVP, he was a consultant for McKinsey & Company and a scientist at Integrated Genetics (acquired by Genzyme). Mr. Kelley earned an M.B.A. from Stanford University and a B.A. in Biochemical Sciences from Harvard University and is a Fellow in the American Institute for Medical and Biological Engineering.
The Nominating and Corporate Governance Committee believes that Mr. Kelley’s strategic and operational experience, including his extensive experience as a venture capitalist in the biotechnology industry and his prior executive management experience, combined with his business acumen and judgment, provide our Board of Directors with valuable insight, operational expertise and leadership skills, leading the Nominating and Corporate Governance Committee to determine that Mr. Kelley should serve as one of our directors.
Matthew L. Posard. Mr. Posard provides our Board of Directors with extensive sales, marketing and general management experience in the life sciences and diagnostics industry. Mr. Posard is Founding Principal of Explore DNA, a life sciences executive consulting firm. Since 2017, Mr. Posard has provided advisory services to CEOs for several emerging life sciences companies. From February 2017 to April 2018, Mr. Posard served as President and Chief Commercial Officer of GenePeeks, Inc., a computational genomics company focused on transforming genetic disease risk analysis. From March 2015 to April 2016, Mr. Posard served as Chief Commercial Officer of Trovagene, Inc., a molecular diagnostic biotechnology company where he oversaw sales, marketing, client services and market and business development. Prior to joining Trovagene, Mr. Posard held multiple commercial and general management leadership roles since 2006 on the executive team of Illumina, Inc., a genomics company focusing on DNA sequencing and array based technologies, including Vice President of Marketing and later Vice President of Global Sales where he led Illumina to its first $1 billion in revenue. Mr. Posard also served as Senior Vice President and General Manager of Illumina’s new and emerging market opportunities business as well as the General Manager of its translational and consumer genomics business. Previously, Mr. Posard held commercial leadership roles in sales and marketing at Biosite, Inc., where he was instrumental in the successful introduction of the company’s BNP congestive heart failure biomarker and its BNP co-marketing collaboration with Beckman Coulter. Additionally, Mr. Posard held various positions in strategic and product marketing at Gen-Probe, Inc., helping the company attain leading market positions in DNA probe-based infectious disease diagnostics and blood banking. Mr. Posard serves on the board of directors of DermTech, Inc., a precision dermatology company and Talis Biomedical Corporation, a developer of diagnostic tests for infectious diseases. He holds a B.A. degree in Management Science from the University of California, San Diego and has been NACD board certified through UCLA’s Anderson School of Business board of director certification program.
The Nominating and Corporate Governance Committee believes that Mr. Posard’s general management, sales and marketing experience including the successful launch of products and management of sales operations provides valuable experience and perspective to our Board of Directors, leading the Nominating and Corporate Governance Committee to determine that Mr. Posard should serve as one of our directors.

CORPORATE GOVERNANCE
Director Independence
The Board of Directors (or “Board”) has determined that, other than Dr. Torley, each of the members of the Board of Directors is an independent director within the meaning set forth under applicable rules of the NASDAQ Stock Market. Dr. Torley does not meet the requirements for director independence because she serves as the President and Chief Executive Officer of Halozyme.
Board Leadership
The Board has separated the Chief Executive Officer and Board Chair positions to: (i) provide a stronger corporate governance structure; (ii) improve overall Board effectiveness; and (iii) enhance communication between management and the Board. Ms. Matsui began serving as the non-employee Chair of the Board of Directors in February 2016.
Executive Sessions
Our independent directors generally meet in executive session without management present each time the Board holds its regularly scheduled meetings. The Chair of the Board of Directors, acts as the presiding director for such executive sessions of independent directors.
Board Meetings and Committees
The Board of Directors held six meetings during the fiscal year ended December 31, 2020. The Board of Directors has three standing committees: (i) Audit Committee; (ii) Compensation Committee; and (iii) Nominating and Corporate Governance Committee. During the last fiscal year, each director attended at least 75% of the total number of meetings of the Board and the committees of the Board on which such director served during that period. Our standing committees are currently comprised of the following directors:

Name	Audit Committee	Compensation Committee	Nominating / Corporate Governance Committee
Jean-Pierre Bizzari, M.D.			X
Bernadette Connaughton		Chair
James M. Daly	X		X
Jeffrey W. Henderson	Chair	X
Kenneth J. Kelley	X	X
Connie L. Matsui
Matthew L. Posard	X		Chair
Helen I. Torley, M.B. Ch.B., M.R.C.P.

Audit Committee
The current members of the Audit Committee are Jeffrey W. Henderson (Chair), James M. Daly, Kenneth J. Kelley and Mathew L. Posard. All members of the Audit Committee satisfy the independence requirements set forth under the applicable rules of the NASDAQ Stock Market and Rule 10A-3 of the Exchange Act, and each of them is able to read and fundamentally understand financial statements. Mr. Henderson is an “audit committee financial expert,” as defined in the rules of the Securities and Exchange Commission. The Audit Committee operates under a written charter that is available on our website at: www.halozyme.com. The primary purpose of the Audit Committee is to oversee our accounting and financial reporting processes and the functions of the Audit Committee include retaining our independent registered public accounting firm, reviewing its independence, reviewing and approving the planned scope of its annual audit, reviewing and approving any fee arrangements with our independent registered public accounting firm, overseeing its audit work, reviewing and pre-approving any non-audit services that may be performed by the independent registered public accounting firm, reviewing the adequacy of our accounting and financial controls, reviewing our critical accounting policies and reviewing and approving any related party transactions. The Audit Committee held seven meetings during the fiscal year ended December 31, 2020.
Additional information regarding the Audit Committee is set forth in the Report of the Audit Committee contained in this Proxy Statement.
Compensation Committee
The current members of the Compensation Committee are Bernadette Connaughton (Chair), Jeffrey W. Henderson and Kenneth J. Kelley. All members of the Compensation Committee satisfy the independence requirements set forth under the applicable rules of the NASDAQ Stock Market, qualify as non-employee directors as defined in Rule 16b-3 under the Securities Exchange Act, and as outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee operates under a written charter that is available on our website at: www.halozyme.com. The primary purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation and benefits of our executive officers. More specifically, the Compensation Committee reviews and approves the salary and bonus earned by the Chief Executive Officer and other executive officers; approves equity awards to executive officers; approves employment and severance agreements of executive officers; and reviews the compensation of non-employee directors for service on the Board of Directors and its committees. The Compensation Committee held four meetings during the fiscal year ended December 31, 2020.
Nominating and Corporate Governance Committee
The current members of the Nominating and Corporate Governance Committee are Matthew L. Posard (Chair), Jean-Pierre Bizzari, M.D, and James M. Daly. All members of the Nominating and Corporate Governance Committee satisfy the independence requirements set forth under the applicable rules of the NASDAQ Stock Market. The Nominating and Corporate Governance Committee operates under a written charter that is available on our website at: www.halozyme.com. The primary responsibilities of the Nominating and Corporate Governance Committee are to (i) identify individuals qualified to become Board members; (ii) select, or recommend to the Board, director nominees for each election of directors; (iii) develop and recommend to the Board criteria for selecting qualified director candidates; (iv) consider committee member qualifications, appointment and removal; (v) recommend applicable corporate governance principles, codes of conduct and compliance mechanisms, and (vi) provide oversight in the evaluation of the Board and each committee. The Nominating and Corporate Governance Committee held four meetings during the fiscal year ended December 31, 2020.
With respect to Board membership, the Nominating and Corporate Governance Committee’s goal is to assemble a Board of Directors that brings a variety of perspectives and skills derived from high quality business and professional experience. There are no stated minimum criteria for director nominees, but the Nominating and Corporate Governance Committee believes that at least one member of the Board should meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of the Board should meet the definition of “independent director” under the applicable rules of the NASDAQ Stock Market. The Nominating and Corporate Governance Committee also believes it is appropriate for at least one key member of management to participate as a member of the Board.
The Halozyme Board of Directors believes that our Board should have diversity of knowledge base, professional experience and skills, and actively seeks director candidates who bring diversity of age, gender, nationality, race, ethnicity and sexual orientation. When considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by our stockholders, the Nominating and Corporate Governance Committee will review the candidate’s integrity, business acumen, age, experience, commitment, diligence, conflicts of interest, existing time commitments and the ability to act in the interests of all stockholders. Once a potential qualified candidate is identified, multiple members of the Nominating and Corporate Governance Committee will interview that candidate. The committee may also ask the candidate to meet with non-committee members of the Board and/or members of management and, if the committee believes a candidate would be a valuable addition to the Board, it will recommend that candidate to the full Board.
Pursuant to the terms of its charter and our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee will consider qualified director candidates suggested by our stockholders. Stockholders may recommend individuals for the Nominating and Corporate Governance Committee to consider as potential director candidates by submitting the candidate’s name, contact information and biographical information in writing to the “Halozyme Nominating and Corporate Governance Committee” c/o Corporate Secretary, 11388 Sorrento Valley Road, San Diego, California 92121. The biographical information and background materials of any such candidate will be forwarded to the Nominating and Corporate Governance Committee for its review and consideration. The committee’s review process for candidates identified by our stockholders is essentially identical to the review process for candidates identified by the committee. In addition to the process discussed above regarding the consideration of the Nominating and Corporate Governance Committee of candidates suggested by our stockholders, our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to our Board at our Annual Meeting of Stockholders.
Risk Management
Our Board is responsible for reviewing and assessing business enterprise risk and other major risks facing the Company, and evaluating management’s approach to addressing such risks. Periodically, our Board reviews key risks facing the Company, plans for addressing these risks and the Company’s risk management practices overall. In connection with these reviews, our Board members rely on information from external sources as well as on their individual experiences identifying and managing business enterprise risk for other entities both within and outside of our industry. In addition, the committees of our Board consider and address risk as they perform their respective committee responsibilities. For example, financial risks are overseen by our Audit Committee and our Compensation Committee periodically reviews the most important enterprise risks to ensure that our compensation programs do not encourage excessive risk-taking. All committees report to the full Board as appropriate, including when a matter rises to the level of a material or enterprise risk.
Our senior management team is responsible for day-to-day risk management and regularly reports on risks to our full Board or a relevant committee. Our legal, finance and regulatory areas serve as the primary monitoring and evaluation function for company-wide policies and procedures, and manage the day-to-day oversight of the risk management strategy for our business. This oversight includes identifying, evaluating, and addressing potential risks that may exist at the enterprise, strategic, financial, operational, compliance and reporting levels.
We believe the division of risk management responsibilities described above is an effective approach for identifying and addressing the risks facing our Company, and that the leadership structure of our Board is effective in implementing this approach.
Cybersecurity
Our corporate Enterprise Risk Management program, which includes information technology and cybersecurity risk, is reviewed quarterly by the CEO, semi-annually by the Halozyme Leadership team, and annually by the Halozyme Board of Directors. Additionally, Halozyme’s CEO is briefed semi-annually and the Audit Committee is briefed annually on our cybersecurity program. Our cybersecurity strategy is based on four fundamental areas: policy, procedure, people and technology. Halozyme maintains policies and procedures that describe our employees’ responsibilities for accessing computerized systems, handling data and information, and reporting cybersecurity events in a timely manner. All employees and contractors are required to complete formal training on these policies. Halozyme has a well-defined and proven Business Continuity Plan (BCP). The IT Disaster Recovery Plan and the IT Incident Response Plan, which are standalone components of Halozyme’s BCP, provide the framework and guidance to manage risk.
Communications with Directors
Stockholders may communicate with any and all directors by transmitting correspondence by mail addressed as follows: “Halozyme Board of Directors” c/o Corporate Secretary, 11388 Sorrento Valley Road, San Diego, California 92121. The Corporate Secretary will transmit as soon as practicable such communications to the identified director addressee(s), unless there are safety or security concerns that mitigate against further transmission of the communication as determined by the Corporate Secretary.

Director Attendance at Annual Meetings
Our Corporate Governance Guidelines state that all directors shall make every effort to attend the Company’s Annual Meeting of Stockholders. All eight of our directors attended our Annual Meeting of Stockholders in 2020.
Code of Conduct and Ethics and Corporate Governance Guidelines
The Board has adopted a Code of Conduct and Ethics that applies to all of our employees, officers and directors. The Board has also adopted Corporate Governance Guidelines. Copies of these documents are available on our website at: www.halozyme.com. Amendments to or waivers of our Code of Conduct and Ethics granted to any of our directors or executive officers will be published promptly within four business days on our website, www.halozyme.com. Please note that the information on our website is not incorporated by reference in this Proxy Statement.
Compensation Committee Interlocks and Insider Participation
None of the directors who served on the Compensation Committee during 2020 has ever been an officer or employee of ours or had a relationship in 2020 requiring disclosure under applicable SEC regulations. None of our executive officers currently serves, or served during 2020, on the compensation committee or board of directors of any other entity that has an executive officer serving as a member of our Board of Directors or Compensation Committee.

PROPOSAL NO. 2
ADVISORY (NON-BINDING) VOTE
ON EXECUTIVE COMPENSATION (SAY-ON-PAY)
Background
The advisory vote on executive compensation is a non-binding vote on the compensation of our Named Executive Officers, as described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this Proxy Statement. Please read the Compensation Discussion and Analysis section of this Proxy Statement for a detailed discussion about our executive compensation programs, including information about the fiscal year 2020 compensation of our Named Executive Officers.
The advisory vote on executive compensation is not a vote on our general compensation policies, the compensation of our Board of Directors, or our compensation policies as they relate to risk management. The Dodd-Frank Wall Street Reform and Consumer Protection Act requires that we hold the advisory vote on executive compensation at least once every three years. Upon the recommendation of our stockholders at our 2017 Annual Meeting of Stockholders, our Board of Directors determined that we will hold the advisory vote on executive compensation annually until the next required non-binding stockholder advisory vote on the frequency of future non-binding stockholder advisory votes on the compensation of our Named Executive Officers which will occur no later than our 2023 Annual Meeting of Stockholders.
We have many compensation practices that ensure consistent leadership, decision-making and actions without taking inappropriate or unnecessary risks. These compensation practices are discussed in detail in the Compensation Discussion and Analysis section of this Proxy Statement and have the following objectives:
•Properly align the interests of our stockholders with those of our executive leadership team;
•Reward actions and achievements that are consistent with the short- and long-term goals of Halozyme’s business strategy; and
•Remain competitive to attract, retain and motivate employees with relevant experience and skills needed to achieve our business goals.
The vote solicited by this Proposal No. 2 is advisory, and therefore is not binding on the Company, our Board of Directors or our Compensation Committee, nor will its outcome require the Company, our Board of Directors or our Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision by the Company, the Board of Directors or the Compensation Committee.
Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our Named Executive Officers that has already been paid or contractually committed, there is generally no opportunity for us to revisit these past decisions. However, our Board of Directors, including our Compensation Committee, values the opinions of our stockholders and, to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns.
Stockholders will be asked at the Annual Meeting to approve the following resolution pursuant to this Proposal No. 2:
RESOLVED, that the stockholders of Halozyme Therapeutics, Inc. approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, disclosed pursuant to Item 402 of Regulation S-K in the Company’s Definitive Proxy Statement for the 2021 Annual Meeting of Stockholders.
Vote Required
Approval of this resolution requires the affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will be treated as votes “against” the proposal. Broker non-votes will have no effect on the outcome of the vote.
Recommendation
The Board of Directors believes that the compensation of our Named Executive Officers, as described in the Compensation Discussion and Analysis and the tabular disclosures and accompanying narrative disclosures under the heading “Executive Compensation and Related Information” is appropriate for the reasons stated above. Therefore, the Board of Directors unanimously recommends a vote “FOR” approval of the compensation for our Named Executive Officers.

PROPOSAL NO. 3
APPROVAL OF THE HALOZYME THERAPEUTICS, INC.
2021 STOCK PLAN
On February 16, 2021, the Board of Directors adopted, subject to stockholder approval, the Company's proposed 2021 Stock Plan (the “2021 Plan”). If approved by the Company’s stockholders, the 2021 Plan will become effective on the date of such approval. The 2021 Plan will replace the Company's prior 2011 Stock Plan (the “Prior Plan”). Upon stockholder approval of this proposal, the Prior Plan will terminate, such that no additional awards may be granted thereunder, but the terms of the Prior Plan will remain in effect with respect to outstanding awards until they are exercised, settled, forfeited or otherwise canceled in full.
The initial share pool available for awards under the 2021 Plan is as set forth in Section 4.1 of the 2021 Plan and described below in this Proposal.
The Company believes that appropriate equity incentives are critical to attracting and retaining the best employees in its industry. Approval of this proposal will enable the Company to continue to provide such incentives, which have become a standard element of compensation for companies in the biopharmaceutical industry. Our Board of Directors believes that the benefits of maintaining the Company's ability to continue granting equity incentives as part of a competitive compensation package outweigh the potential dilutive effect of the additional shares available for issuance under the 2021 Plan. If the 2021 Plan is not approved by our stockholders, we would no longer be able to grant equity-based awards under the Prior Plan which expired on March 9, 2021 according to its terms. As of December 31, 2020, 10,806,631 shares remained available for grant under the Prior Plan.
Key Features Designed to Protect Stockholders' Interests
The design of the 2021 Plan reflects our commitment to strong corporate governance and the desire to preserve stockholder value as demonstrated by the following features of the 2021 Plan:
•Independent administrator. The Compensation Committee of the Board of Directors, which is comprised solely of non-employee directors will be the administrator of the 2021 Plan.
•No evergreen feature. The maximum number of shares available for issuance under the 2021 Plan is fixed and cannot be increased without stockholder approval. In addition, the 2021 Plan expires by its terms on a specified date.
•Repricing and reloading prohibited. Stockholder approval is required for any repricing, replacement, or buyout of underwater awards.
•No recycling of payment shares; gross share counting on exercise of stock appreciation rights; no open market share purchase increases. The 2021 Plan counts as issued shares withheld or reacquired by the Company in payment of the exercise price or withholding tax for stock options and stock appreciation rights. In addition, the 2021 Plan counts as issued the gross number of shares for which stock appreciation rights are exercised. The number of shares reserved under the 2021 Plan will not be increased by shares reacquired by the Company on the open market with the cash proceeds from stock option exercises.
•No discount awards; maximum term specified. Stock options and stock appreciation rights must have an exercise price or base price no less than the closing price of our common stock on the date the award is granted and a term no longer than ten years' duration.
•Limit on non-employee director equity awards and cash compensation. The annual compensation awarded to any non-employee director of the Company during each calendar year, including both shares subject to stock awards granted under the 2021 Plan and any cash fees paid to such non-employee director during any calendar year may not exceed $600,000 in total value (calculating the value of any such stock awards based on the grant date fair market value of such stock awards for financial reporting purposes).
•Award design flexibility. Different kinds of awards may be granted under the 2021 Plan, giving us the flexibility to design our equity incentives to complement the other elements of compensation and to support the attainment of our strategic goals.
•Performance-based awards. The 2021 Plan permits the grant of performance-based stock awards that are payable only upon the attainment of specified performance goals. The performance criteria specified for these awards give the plan administrator the flexibility to incentivize the achievement of our corporate objectives and financial success.

•No payment of dividends or accrual of dividend equivalents on all unvested stock options and stock appreciation rights and no payment of dividends on all other unvested stock awards. The 2021 Plan contains an explicit prohibition on the payment of cash dividends and accrual of dividend equivalent rights on all unvested stock options and stock appreciation rights. The 2021 Plan also contains an explicit prohibition on the payment of cash dividends on all other unvested stock-based awards and provides for the settlement of accrued dividends, dividend equivalent rights or other distributions only at the time the original award vests.
•No liberal definition of change in control. The 2021 Plan's definition of a change-in-control transaction ensures that any award benefits triggered by such a transaction are contingent upon the actual consummation of the transaction, not merely its approval by the Board of Directors or stockholders.
•Recoupment. Awards granted under the 2021 Plan will be subject to the Company’s Incentive Compensation Recoupment Policy, which applies to all Named Executive Officers, covers annual cash incentive compensation and all equity compensation awards, and is described in more detail in this Proxy Statement. Awards granted under the 2021 Plan and their proceeds will also be subject to any claw-back policy that the Company is required to adopt pursuant to the listing standards of the NASDAQ Global Market or as is otherwise required by law, or that is otherwise adopted, to the extent applicable and permissible under applicable law. In addition, the Board may impose such other claw-back, recovery or recoupment provisions in an award agreement as the Board determines necessary or appropriate. No recovery of compensation under such a claw-back policy will be an event giving rise to a participant’s right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company. The Board may further provide in any award granted under the 2021 Plan that in the event a participant violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any of its subsidiaries, then (i) any outstanding portion of the award may be canceled, and (ii) the Board may require the participant or other person to whom any payment has been made or shares of Company stock or other property have been transferred in connection with the award to forfeit and pay over to the Company all or any portion of the gain realized upon the exercise of any stock option or stock appreciation right and the value realized on the vesting or payment of any other award during a specified time period.
Request for Additional Shares, Dilution and Overhang
Following the 2021 Plan’s approval by the stockholders, no additional awards will be granted under the Prior Plan, and the 2021 Plan will be the Company’s only active employee equity plan (other than its Employee Stock Purchase Plan). As of December 31, 2020, we had approximately 10,806,631 shares remaining for issuance under the Prior Plan. As of December 31, 2020, there were 5,633,622 shares subject to options and stock appreciation rights outstanding under the Prior Plan, with a weighted average exercise price of $15.83 and a weighted average remaining term of 6.58 years, and 1,132,511 shares subject to awards other than options or stock appreciation rights) that were unvested and outstanding. If the 2021 Plan is approved, the maximum number of shares of Company common stock that may be issued under the 2021 Plan will initially be 17,800,000, reduced by (a) one share of common stock for every one share that was subject to a stock option or stock appreciation right granted under the Prior Plan after December 31, 2020 and prior to the effective date of the 2021 Plan and (b) two shares of common stock for every one share that was subject to an award other than a stock option or stock appreciation right granted under the Prior Plan after December 31, 2020 and prior to the effective date of the 2021 Plan. The total number of shares reserved under the 2021 Plan is equal to the sum of 6,993,369 new shares, if approved by the stockholders, and the number of shares available for grant under the Prior Plan as of December 31, 2020. Any shares of Company common stock that are subject to stock options or stock appreciation rights granted under the 2021 Plan will reduce the 2021 Plan share reserve by one share for every one share granted, and any shares of Company common stock that are subject to awards granted under the 2021 Plan other than stock options or stock appreciation rights will reduce the share reserve by two shares for every one share granted. The available share reserve will be subject to appropriate adjustment in the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company.
In determining the number of additional shares of common stock to allocate to the 2021 Plan, management analyzed various factors, including potential dilution, industry plan cost standards, historical grant practices and anticipated equity compensation needs, as well as information and guidelines from proxy advisory firms.
The potential dilution to current stockholders (or overhang) that could result from the future issuance of shares available under the 2021 Plan, in addition to shares subject to awards outstanding under the Prior Plan, would be approximately 15%. This percentage is calculated on a fully-diluted basis, by dividing 24,566,133, which is the sum of the 6,766,133 shares underlying outstanding Prior Plan equity awards and the 17,800,000 shares that would be available for future awards under the 2021 Plan if this proposal is approved by stockholders (together, the numerator), by 159,586,133, which is the sum of the 135,030,000 shares of Company common stock outstanding as of December 31, 2020 and the number of shares in the numerator.
Summary of the 2021 Plan
The following is a summary of the material terms of the 2021 Plan. It is qualified in its entirety by the specific language of the 2021 Plan, a copy of which is included in this Proxy Statement as Appendix A.
General. The 2021 Plan provides for the grant of incentive and nonstatutory stock options as well as stock appreciation rights, stock awards, restricted stock, restricted stock units, performance units, and performance shares. Incentive stock options granted under the 2021 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonstatutory stock options granted under the 2021 Plan are not intended to qualify as incentive stock options under the Code.
Purpose. The purpose of the 2021 Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract and retain persons eligible to receive awards under the 2021 Plan and by motivating such persons to contribute to the growth and profitability of the Company.
Administration. The 2021 Plan is administered by the Compensation Committee, any other committee designated by the Board of Directors, or, if no committee is designated, the Board of Directors. As used in this proposal, the “Board” refers to the Compensation Committee, or any other committee designated by the Board of Directors, as well as to the Board of Directors itself. The Board has the power to construe and interpret the 2021 Plan and, subject to the provisions of the 2021 Plan, to determine the persons to whom and the dates on which awards will be granted, the number of shares to be subject to each award, the time or times during the term of each award within which all or a portion of such award vests or becomes exercisable, the exercise price, the type of consideration to be paid, if any, upon exercise of an award, and other terms of the award.
Stock Subject to the 2021 Plan. Shares issuable under the 2021 Plan will consist of authorized but unissued or reacquired shares of common stock of the Company. The maximum number of shares of the Company's common stock that may be issued under the 2021 Plan, all of which may be made subject to incentive stock options, is 17,800,000 shares, reduced by one share for every one share that was subject to an option or stock appreciation right granted under the Prior Plan after December 31, 2020 and prior to the effective date of the 2021 Plan and two shares of stock for every one share that was subject to an award other than an option or stock appreciation right granted under the Prior Plan after December 31, 2020 and prior to the effective date of the 2021 Plan. The maximum foregoing share reserve is the sum of (i) the number of shares available for grant under the Prior Plan as of December 31, 2020 plus (ii) an additional 6,993,369 new shares, and such maximum will be proportionately adjusted in the event of a stock split or similar change in the capitalization of the Company.
If an outstanding award granted under the 2021 Plan for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares acquired pursuant to an award granted under the 2021 Plan that are subject to forfeiture or repurchase are forfeited or repurchased by the Company, the shares allocable to the terminated portion of such award or such forfeited or repurchased shares shall restore to the 2021 Plan and be available for issuance under the 2021 Plan. The number of shares available for issuance under the Plan will be reduced by the gross number of shares for which stock appreciation rights are exercised. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations or to cover an exercise price for stock options or stock appreciation rights (or after December 31, 2020, for stock options or stock appreciation rights granted under the Prior Plan), will not again be made available for issuance under the 2021 Plan, although Shares withheld for full value awards will be available again for grant. Shares will not be counted as having been issued pursuant to the 2021 Plan with respect to any portion of an award that is settled in cash. The number of shares reserved under the 2021 will not be increased by shares reacquired by the Company on the open market with the cash proceeds from stock option exercises.
Eligibility. Awards other than incentive stock options generally may be granted to employees, directors and consultants of the Company. An incentive stock option can only be granted to a person who, on the effective date of grant, is an employee of the Company, a parent corporation or a subsidiary corporation. As of March 8, 2021, approximately 136 employees, 7 non-employee directors, and no consultants would have been eligible to receive grants under the 2021 Plan if it were then in effect.
No incentive stock options may be granted under the 2021 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company, or any of its parent or subsidiary corporations, unless the stock option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of such stock option does not exceed 5 years from the date of grant. The aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options granted under the 2021 Plan are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its parent and subsidiary corporations) may not exceed $100,000.
Non-Employee Director Compensation Limit. Under the 2021 Plan, the annual compensation awarded to any non-employee director of the Company during each calendar year, including both shares subject to stock awards granted under the 2021 Plan and any cash fees paid to such non-employee director during any calendar year may not exceed $600,000 in total value (calculating the value of any such stock awards based on the grant date fair market value of such stock awards for financial reporting purposes).
Stock Options and Stock Appreciation Rights
The following is a description of the general terms of stock options and stock appreciation rights under the 2021 Plan. Individual grants may have terms that differ from those described below.
Exercise Price; Payment. The exercise price of incentive stock options under the 2021 Plan may not be less than the fair market value of the common stock subject to the option on the date of the option grant, and in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory stock options and stock appreciation rights may not be less than the fair market value of the stock subject to the award on the date of the option grant. On March 8, 2021, the closing price of the Company's common stock as reported on the NASDAQ Global Market was $39.51 per share. The exercise price of options granted under the 2021 Plan may be paid: (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of common stock of the Company owned by the optionee having a fair market value not less than the exercise price, (iii) by broker-assisted cashless exercise, (iv) to the extent permitted by the Board, in its sole discretion, by net share settlement (other than for incentive stock options, unless the optionee consents to converting the option to a nonstatutory stock option), (v) in any other form of legal consideration acceptable to the Board, or (vi) any combination of the above.
No Repricing. The 2021 Plan does not permit the Company to lower the exercise price of options or base price of stock appreciation rights or to exchange options or stock appreciation rights for cash, other awards or new options or SARs with a lower exercise or base price without further stockholder approval.
Exercise. Options and stock appreciation rights granted under the 2021 Plan may become exercisable (“vest”) in cumulative increments as determined by the Board provided that the holder's employment by, or service as a director or consultant to, the Company or certain related entities or designated affiliates (“service”) continues from the date of grant until the applicable vesting date. Shares covered by awards granted under the 2021 Plan may be subject to alternative vesting conditions. The Board has the power to accelerate the time during which an award may be exercised.
Term. The maximum term of options and stock appreciation rights under the 2021 Plan is ten years. The 2021 Plan provides for earlier termination of an award due to the holder's cessation of service.
Restrictions on Transfer. Stock options granted under the 2021 Plan may not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of a participant or the participant’s beneficiary except by will or by the laws of descent and distribution and may be exercised during the lifetime of the participant to whom the option is granted only by such person or the participant’s guardian or legal representative. Notwithstanding the foregoing, the extent permitted by the Board, nonstatutory stock options granted under the 2021 Plan may be assigned or transferred subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act or as necessary to qualify for an exemption from registration under Section 12(g) of the Exchange Act. Stock appreciation rights granted under the 2021 Plan may not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of a participant or the participant’s beneficiary except by will or by the laws of descent and distribution and may be exercised during the lifetime of the participant to whom the stock appreciation right is granted only by such person or the participant’s guardian or legal representative. Stock options may not be transferred to a third-party financial institution for value without the approval of the Company's stockholders.
No Dividends or Dividend Equivalents. Stock options and stock appreciation rights granted under the 2021 Plan will not be paid or accrue any dividends or dividend equivalents.
Restricted Stock Units
The Board may grant restricted stock units under the 2021 Plan that represent a right to receive shares of the Company’s common stock at a future date determined in accordance with the participant's award agreement. The Board may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Unless otherwise provided by the Board, a participant will forfeit any restricted stock units which have not vested prior to the participant's termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Board may grant restricted stock units that entitle their holders to receive dividend equivalents. A dividend equivalent may be paid in cash or in the form of additional restricted stock units for a number of shares whose value is equal to any cash dividends the Company pays.
Stock and Restricted Stock Awards
The Board may grant stock awards, with or without restrictions, under the 2021 Plan either in the form of a stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a stock bonus, for which the participant furnishes consideration in the form of services to the Company. The Board determines the purchase price payable under stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Board specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Board, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed prior to the participant's termination of service. Participants holding restricted stock will generally have the right to vote the shares and to receive any dividends paid, except no cash dividends or distributions with respect to shares subject to the restricted stock award will be paid on such shares unless and until those shares vest and that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.
Performance Awards
The Board may grant stock-based performance awards subject to such conditions and the attainment of such performance goals over such periods as the Board determines in writing and sets forth in a written agreement between the Company and the participant.
Performance awards may be designated as performance shares or performance units. Performance shares are unfunded bookkeeping entries generally having an initial value equal to the fair market value, determined on the grant date, of a share of common stock. Performance units are unfunded bookkeeping entries representing a right to receive a payment generally having an initial value equal to, but in any case no less than, the fair market value of the number of shares of common stock underlying the performance units, as determined on the grant date. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock) or any combination thereof.
Prior to the beginning of the applicable performance period, the Board will establish one or more performance goals applicable to the award. Performance goals may be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and each subsidiary corporation consolidated with the Company for financial reporting purposes, or such division or business unit of the Company or other criteria, including subjective criteria, as may be selected by the Board. The Board, in its discretion, may base objective performance goals, without limitation, on one or more of the following measures:
•Earnings or Profitability Metrics: including, but not limited to, sales revenue; revenue under collaborative agreements (including revenues from royalties and/or achievement of development milestones); earnings/loss (gross, operating, net, or adjusted); earnings/loss before interest and taxes (“EBIT”); earnings/loss before interest, taxes, depreciation and amortization (“EBITDA”); profit margin; operating margin; income (gross, operating or net); expense levels or ratios;
•Return Metrics: including, but not limited to, return on investment, assets, equity or capital (total or invested);
•Cash Flow Metrics: including, but not limited to, operating cash flow; cash flow sufficient to achieve financial ratios or a specified cash balance; free cash flow; cash flow return on capital; net cash provided by operating activities; cash flow per share; working capital;
•Liquidity Metrics: including, but not limited to, debt reduction; extension of maturity dates of outstanding debt; debt leverage (debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios) or access to capital; debt ratings; total or net debt; other similar measures of liquidity approved by the Board;
•Stock Price and Equity Metrics: including, but not limited to, return on stockholders' equity; total stockholder return; revenue (gross, operating or net); revenue growth; stock price; stock price appreciation; market price of stock; market capitalization; earnings/loss per share (basic or diluted) (before or after taxes); price-to-earnings ratio; and
•Strategic Metrics: (whether by the Company or one or more collaborators) including, but not limited to, product research and development; completion of an identified special project; clinical trials; regulatory filings or approvals;

patent application or issuance; manufacturing or process development; total or net sales; market share; market penetration; economic value added; customer service; customer satisfaction; inventory control; balance of cash, cash equivalents and marketable securities; growth in assets; key hires; employee satisfaction; employee retention; business expansion; acquisitions, divestitures, joint ventures or financing; legal compliance, safety, or risk reduction.
The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the Board. Unless otherwise determined by the Committee prior to the grant of a performance award, the degree of attainment of performance measures will be calculated prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Board, excluding the effect (whether positive or negative) of changes in accounting standards occurring after the establishment of the performance goals applicable to a performance award. The Board may also provide for exclusion of the impact of an event or occurrence on the degree of attainment of performance measures which the Board determines should appropriately be excluded, such as: (i) restructurings, discontinued operations, extraordinary items, and other unusual, infrequently occurring or non-recurring charges or events, (ii) asset write-downs, (iii) litigation or claim judgments or settlements, (iv) acquisitions or divestitures, (v) reorganization or change in the corporate structure or capital structure of the Company, (vi) an event either not directly related to the operations of the Company, any subsidiary, division, business segment or business unit whether or not within the reasonable control of management, (vii) foreign exchange gains and losses, (viii) a change in the fiscal year of the Company, (ix) the refinancing or repurchase of bank loans or debt securities, (x) unbudgeted capital expenditures, (xi) the issuance or repurchase of equity securities and other changes in the number of outstanding shares, (xii) conversion of some or all of Company convertible securities to common stock, (xiii) any significant business interruption event, or (xiv) the effect of changes in tax or in other laws or regulatory rules affecting reported results. The Board will make each adjustment to performance measures, if any, solely for the purpose of providing a consistent basis from period to period for the calculation of performance measures in order to prevent the dilution or enlargement of a participant’s rights with respect to a performance award.
Following completion of the applicable performance period, the Board will determine the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Board may make positive or negative adjustments to award payments to participants to reflect the participant's individual job performance or other factors determined by the Board. In its discretion, the Board may provide for the accrual of dividend equivalents to a participant awarded performance shares or units with respect to cash dividends paid on the Company's common stock, with such dividend equivalents becoming payable if and when the performance shares or units are earned. The Board may provide for award payments in lump sums or installments.
No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period, and such award will only be exercisable during the participant’s lifetime only by the participant or the participant’s guardian or legal representative.
Effect of Certain Corporate Events
In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments will be made in the number and class of shares subject to the 2021 Plan and to any outstanding awards, in the aggregate, and in the exercise price per share of any outstanding awards. Any fractional share resulting from an adjustment will be rounded down to the nearest whole number, and at no time will the exercise price of any option or stock appreciation right be decreased to an amount less than par value of the stock subject to the award.
If a change in control occurs, the surviving, continuing, successor or purchasing corporation or parent corporation thereof may either assume the Company's rights and obligations under the outstanding awards or substitute substantially equivalent awards for such corporation's stock. Awards that are not assumed, replaced or exercised prior to the change in control will terminate. If a change in control occurs prior to the end of a performance period for any performance awards, the Board may determine that any number of participants who were granted performance awards for the performance period in which the change in control of the Company occurs may receive payment of such performance award for that performance period, in an amount and at a time that the Board determines; provided that, such payments will be made in compliance with Section 409A of the Code to the extent that the applicable performance award constitutes deferred compensation under Section 409A. The Board may provide that in the event of a change in control, outstanding stock options and stock appreciation rights will be cancelled and terminated without payment if the fair market value of one share of Company common stock as of the date of the change in control is less than the per-share stock option exercise price or stock appreciation grant price. The Board may grant awards that will accelerate in connection with a change in control.

Duration, Amendment and Termination
The Board may terminate the 2021 Plan at any time. If not earlier terminated, no awards may be granted under the 2021 Plan more than 10 years from the date it is approved by the Company's stockholders.
The Board may also amend the 2021 Plan at any time or from time to time. However, no amendment authorized by the Board will be effective unless approved by the stockholders of the Company if the amendment would: (i) increase the number of shares reserved for awards under the 2021 Plan; (ii) change the (a) class of persons eligible to receive incentive stock options, (b) prohibition on repricing and reloading of options, (c) limits on shares subject to awards (including the non-employee director compensation limit), or (d) minimum exercise price and maximum term; or (iii) modify the 2021 Plan in any other way if such modification requires stockholder approval under applicable law, regulation or rule.
New Plan Benefits
Awards under the 2021 Plan are discretionary. Accordingly, it is not possible to determine the number of awards that may be granted under the 2021 Plan to specific individuals.
Federal Income Tax Information
Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option. Optionees who do not dispose of their shares for two years following the date the incentive stock option was granted or within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies both such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares either within two years after the date of grant or within one year from the date of exercise (referred to as a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares, and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax. Finally, if incentive stock options (granted under all stock plans of the Company and its parent and subsidiary corporations, including the 2021 Plan) first become exercisable by a participant in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock options in respect of those excess shares will be treated as nonstatutory-qualified stock options for federal income tax purposes.
Nonstatutory Stock Options and Stock Appreciation Rights. Nonstatutory stock options and stock appreciation rights have no special tax status. A holder of these awards generally does not recognize taxable income as the result of the grant of such award. Upon exercise of a nonstatutory stock option or stock appreciation right, the holder normally recognizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the exercise date. If the holder is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option or stock appreciation right, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the holding period of the shares is more than 12 months. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option or stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or stock appreciation right or the sale of the stock acquired pursuant to such grant.
Restricted Stock. A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the “determination date.” The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.
Performance Awards and Restricted Stock Unit Awards. A participant generally will recognize no income upon the receipt of a performance share, performance unit, or restricted stock unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any substantially vested shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above (see discussion under “Restricted Stock”). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the “determination date” (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.
Other Tax Consequences. The foregoing discussion is intended to be a general summary only of the federal income tax aspects of awards granted under the 2021 Plan; tax consequences may vary depending on the particular circumstances at hand. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable. Participants in the 2021 Plan who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes.
Vote Required
Approval of this proposal would require the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal at the annual meeting of stockholders, as well as the presence of a quorum representing a majority of all outstanding shares of common stock of the Company, either in person or by proxy. Abstentions will be treated as votes “against” the proposal. Broker non-votes will have no effect on the outcome of this Proposal.
Board of Directors Recommendation
The Board believes that the adoption of the 2021 Plan is in the best interests of Halozyme and its stockholders for the reasons stated above. Therefore, the Board unanimously recommends a vote “FOR” approval of the 2021 Plan.

PROPOSAL NO. 4
APPROVAL OF THE HALOZYME THERAPEUTICS, INC.
2021 EMPLOYEE STOCK PURCHASE PLAN

Our Board of Directors has unanimously adopted our 2021 Employee Stock Purchase Plan, or the ESPP. The ESPP will become effective on the date of approval by the stockholders.
Approval of the ESPP will allow us to offer eligible employees of the Company and of certain of its subsidiaries the opportunity to purchase shares of our common stock and thereby acquire an interest in the future of the Company. Our Board of Directors believes that the ESPP will assist in the retention of current employees and hiring of new employees, and will provide our employees with an incentive to contribute to our success by providing an opportunity to acquire shares of our common stock.
The following is a summary of the material terms of the ESPP. It is qualified in its entirety by the specific language of the ESPP, a copy of which is included in this Proxy Statement as Appendix B.
Summary of the 2021 Employee Stock Purchase Plan
Shares Available Under the ESPP. A total of 2,700,000 shares of our common stock are available for sale under our ESPP. These shares represent approximately 1.9% of the number of shares of our common stock outstanding as of March 8, 2021. Appropriate adjustments will be made in the number of authorized shares and in outstanding purchase rights to prevent dilution or enlargement of participants’ rights in the event of a stock split or other change in our capital structure. Shares subject to purchase rights which expire or are cancelled will again become available for issuance under the ESPP.
Administration. The Compensation Committee of our Board of Directors will administer the ESPP and have full authority to interpret the terms of the ESPP. The ESPP provides, subject to certain limitations, for indemnification by us of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the ESPP.
Eligibility. All of our employees, including our named executive officers, and employees of any of our subsidiaries designated by the Compensation Committee are eligible to participate if they are customarily employed by us or any participating subsidiary for at least 20 hours per week and more than five months in any calendar year. However, an employee may not be granted rights to purchase stock under our ESPP if such employee:
•immediately after the grant would own stock or options to purchase stock possessing 5.0% or more of the total combined voting power or value of all classes of our capital stock; or
•holds rights to purchase stock under all of our employee stock purchase plans that would accrue at a rate that exceeds $25,000 worth of our stock for each calendar year in which the right to be granted would be outstanding at any time.
Offerings. The ESPP will typically be implemented through consecutive six-month offering periods. The offering periods generally start on the fifteenth (15th) days of June and December of each year. The administrator may, in its discretion, modify the terms of future offering periods, including establishing offering periods of up to 27 months and providing for multiple purchase dates. The administrator may vary certain terms and conditions of separate offerings for employees of our non-U.S. subsidiaries where required by local law or desirable to obtain intended tax or accounting treatment.
Purchases. Our ESPP permits participants to purchase common stock through payroll deductions of up to 15.0% of their eligible compensation, which includes a participant’s regular and recurring straight time gross earnings and payments for overtime and shift premiums, but exclusive of payments for incentive compensation, bonuses and other similar compensation.
Amounts deducted and accumulated from participant compensation are used to purchase shares of our common stock at the end of each offering period. The purchase price of the shares will be 85.0% of the lower of the fair market value of our common stock on the first trading day of the offering period or on the last day of the offering period. Participants may end their participation at any time during an offering period and will be paid their accrued payroll deductions that have not yet been used to purchase shares of common stock. Participation ends automatically upon termination of employment with us.
Each participant in any offering will have an option to purchase for each full month contained in the offering period a number of shares determined by dividing $2,083.33 by the fair market value of a share of our common stock on the first day of the offering period, or up to a maximum of 2,400 shares during each offering period, if less, and except as limited in order to comply with Section 423 of the Code. Prior to the beginning of any offering period, the administrator may alter the maximum number of shares that may be purchased by any participant during the offering period or specify a maximum aggregate number of shares that may be purchased by all participants in the offering period. If insufficient shares remain available under the ESPP to permit all participants to purchase the number of shares to which they would otherwise be entitled, the administrator will make a pro rata allocation of the available shares. Any amounts withheld from participants’ compensation in excess of the amounts used to purchase shares will be refunded, without interest.
Restrictions on Transfer. A participant may not transfer rights granted under the ESPP other than by will, the laws of descent and distribution or as otherwise provided under the ESPP.
Effect of Change in Control. In the event of a change in control, an acquiring or successor corporation may assume our rights and obligations under outstanding purchase rights or substitute substantially equivalent purchase rights. If the acquiring or successor corporation does not assume or substitute for outstanding purchase rights, then the purchase date of the offering periods then in progress will be accelerated to a date prior to the change in control.
Duration, Amendment and Termination. Our ESPP will continue in effect until terminated by the administrator. The Compensation Committee has the authority to amend, suspend or terminate our ESPP at any time.
Certain Federal Income Tax Consequences of the ESPP
The following is a summary of certain material U.S. federal income tax consequences associated with participation in the ESPP. This summary does not purport to cover federal employment tax or other U.S. federal tax consequences (including estate, gift or inheritance taxes) that may be associated with the ESPP, nor does it cover state, local or non-U.S. taxes.
The ESPP is intended to qualify under the provisions of Section 423 of the Code. The ESPP is not subject to any provisions of the Employee Retirement Income Security Act of 1974.
Assuming the ESPP is and remains so qualified, no income will be taxable to a participant until the sale or other disposition of the shares of common stock purchased under the ESPP (the “ESPP shares”). Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the participant's holding period with respect to the ESPP shares. If the ESPP shares are sold or disposed of more than two years from the first day of the applicable offering period and more than one year from the date of purchase, or upon the participant’s death while owning the ESPP shares, the participant will recognize ordinary income measured as the lesser of (1) the excess of the fair market value of the ESPP shares at the time of such sale or disposition over the purchase price or (2) an amount equal to the excess of the fair market value of the ESPP shares as of the first day of the offering period over the purchase price. Any additional gain will be treated as long-term capital gain. If the ESPP shares held for the periods described above are sold and the sale price is less than the purchase price, there is no ordinary income and the participant generally will have long-term capital loss equal to the difference between the sale price and the purchase price. If shares are sold or otherwise disposed of before the expiration of the holding periods described above, other than following the participant’s death while owning the shares, the participant will recognize ordinary income generally measured as the excess of the fair market value of the ESPP shares on the date the ESPP shares were purchased over the purchase price. Any additional gain or loss on such sale or disposition will generally be long-term or short-term capital gain or loss, depending on the participant’s holding period with respect to the ESPP shares. The Company is not generally entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except generally to the extent of ordinary income recognized upon a sale or disposition of shares prior to the expiration of the holding periods described above.
New Plan Benefits
Participation in the ESPP is voluntary and each eligible employees will make their own decision regarding whether and to what extent to participate in the ESPP. In addition, the Compensation Committee has not granted any purchase rights under the ESPP that are subject to stockholder approval of this Proposal 4. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the ESPP, as well as the benefits or amounts that would have been received by or allocated to our executive officers and other employees for fiscal year 2020 if the ESPP had been in effect, are not determinable.
Vote Required
Approval of this proposal would require the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal at the Annual Meeting of Stockholders, as well as the presence of a quorum representing a majority of all outstanding shares of common stock of the Company, either in person or by proxy. Abstentions will be treated as votes “against” the proposal. Broker non-votes will have no effect on the outcome of this Proposal.
Board of Directors Recommendation
The Board believes that the adoption of the ESPP is in the best interests of Halozyme and its stockholders for the reasons stated above. Therefore, the Board unanimously recommends a vote “FOR” approval of the ESPP.

PROPOSAL NO. 5
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors of Halozyme has selected Ernst & Young LLP as the independent registered public accounting firm to audit the consolidated financial statements of Halozyme for the fiscal year ending December 31, 2021. Ernst & Young LLP has acted in such capacity since its appointment on June 28, 2006. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting of Stockholders, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.
Stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board of Directors is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Vote Required
The affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Abstentions will be treated as votes “against” the proposal. Broker non-votes will have no effect on the outcome of the vote.
Board of Directors Recommendation
The Board of Directors unanimously recommends a vote “FOR” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
PRINCIPAL ACCOUNTING FEES AND SERVICES
The following table sets forth the aggregate fees billed to Halozyme for the fiscal years ended December 31, 2020 and 2019 by Ernst & Young LLP:

	Fiscal 2020	Fiscal 2019
Audit Fees(1)	$806,350	$892,492
Tax Fees(2)	275,030	61,230
All Other Fees(3)	33,918	—
Total	$1,115,298	$953,722
________________
(1)Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements, including the audit of internal control over financial reporting and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements.
(2)Tax Fees consist of fees billed for professional services rendered for tax compliance and tax advice.
(3)All Other Fees consist of fees for products and services other than the services reported above.

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval policy. The Chair of the Audit Committee is also authorized, pursuant to delegated authority, to pre-approve additional services on a case-by-case basis, provided that such approvals are communicated to the full Audit Committee at its next meeting.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Company’s management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited consolidated financial statements and the related schedule in the Annual Report with Company management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.
The Committee is governed by a charter. The Committee held seven meetings during fiscal year 2020. The Committee is comprised solely of independent directors as defined by the Nasdaq listing standards and Rule 10A-3 of the Securities Exchange Act of 1934. The meetings of the Committee are designed to facilitate and encourage communication among the Committee, the Company, the Company’s internal audit function and the Company’s independent registered public accounting firm.
The Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their respective audits. The Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations; their evaluations of the Company’s internal control, including internal control over financial reporting; and the overall quality of the Company’s financial reporting.
The Committee reviewed and discussed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited consolidated financial statements and related schedule with U.S. generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed by the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), including PCAOB Auditing Standard No. 16, Communication With Audit Committees the rules of the Securities and Exchange Commission, and other applicable regulations. In addition, the Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, Communication with Audit Committees Concerning Independence, regarding the firm’s communications with the Committee concerning the firm’s independence and has discussed with the independent registered public accounting firm the firm’s independence from Company management and the Company and considered the compatibility of non-audit services with the firm’s independence.
The Committee also reviewed and discussed with management and the independent registered public accounting firm the Company’s audited consolidated financial statements and related schedule for the year ended December 31, 2020 and the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the independent registered public accounting firm’s audit of internal control over financial reporting.
In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements and related schedule and management’s assessment of the effectiveness of the Company’s internal control over financial reporting be included in the Annual Report on Form 10-K for the year ended December 31, 2020 filed by the Company with the Securities and Exchange Commission.
                            AUDIT COMMITTEE
                            Jeffrey W. Henderson (Chair)
                            James M. Daly
                            Kenneth J. Kelley
                            Matthew L. Posard

EXECUTIVE COMPENSATION AND RELATED INFORMATION
COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
The Compensation Committee oversees the compensation program for the Company’s executive officers. In this role, the Compensation Committee reviews and approves annually all compensation decisions relating to our Named Executive Officers (“NEOs”).
Our executive compensation program ties a substantial portion of each executive’s overall compensation to the achievement of key strategic, financial and operational goals and aligns the interests of executive officers with stockholders by annually awarding long-term equity-based incentives, in the form of both restricted stock units (“RSUs”) and stock options. Consistent with this approach, the compensation of our NEOs for 2020 featured:
•cash payouts under our annual cash bonus program ranging from 103 percent and 120 percent of target, reflective of our strong operating performance and strong individual performance,
•a compensation package more heavily weighted toward long-term equity-based incentive compensation than salary and annual cash incentives in order to emphasize the focus on our long-term performance and stockholder value,
•introduction of RSUs that include performance-based vesting requirements (“performance stock units”) for our new Chief Financial Officer,
•stock ownership and stock retention guidelines, encouraging executives to maintain a meaningful ownership position in the Company, focus on our long-term performance and discourage unreasonable risk-taking,
•certain compensation elements subject to recoupment (or “claw back”) in the event of an accounting restatement due to material noncompliance with any financial reporting requirements,
•a policy not to include tax gross-ups in ongoing compensation arrangements,
•no “single trigger” provisions in executive and employee change-in-control agreements and arrangements (i.e, payout or vesting is not triggered automatically upon a change-in-control), and
•no ongoing perquisites.
Halozyme regularly solicits feedback on our executive compensation program from our stockholders. Specific feedback from stockholders is discussed and considered by the Compensation Committee as executive compensation decisions are made. The Compensation Committee has taken the following actions in response to feedback from stockholders:
•enhanced disclosure in the Compensation Discussion and Analysis (“CD&A”) regarding the annual bonus plan design,
•modified the peer group used for compensation comparisons to include companies that are similar to Halozyme with respect to its business model,
•continued discussions around future long-term incentive (“LTI”) plan design, including the introduction of the performance stock units for our new Chief Financial Officer in 2020, and
•as discussed below, inclusion of performance stock units as part of the mix of annual LTI awards for our executive officers in 2021.
2020 Business Highlights
Halozyme’s operating performance throughout 2020 was marked by several significant achievements, including a complete restructuring of the Company and transition to an ENHANZE® only business, which we believe positions the Company for sustained growth and profitability in the coming years. Specifically, Halozyme achieved the following during 2020:

•Our stock price increased by 141% during the year, from a closing price on the Nasdaq Stock Market (“NASDAQ”) on December 31, 2019 of $17.73 to a closing price on the NASDAQ on December 31, 2020 of $42.71;
•Three consecutive quarters of increasing profitability following the Company’s restructuring and expectations of continued sustainable profitability;
•Our revenue increased 37% from 2019 to $267.6 million, driven by an increase in our collaboration revenue and royalties;
•U.S. FDA approval for Janssen Biotech, Inc.’s (Janssen) DARZALEX FASPRO® (daratumumab hyaluronidase human- fihj) utilizing Halozyme’s ENHANZE® technology across several indications in multiple myeloma and subsequent first commercial sale, which triggered a $15 million milestone payment to Halozyme;
•European Marketing Authorization for Janssen-Cilag International NV’s subcutaneous form of DARZALEX® (daratumumab) utilizing Halozyme’s ENHANZE® technology for multiple myeloma and subsequent first commercial sale, which triggered a $10 million milestone payment to Halozyme;
•Submission of a supplemental Biologics License Application to the U.S. FDA by Janssen seeking approval of DARZALEX FASPRO® for the treatment of patients with light chain amyloidosis;
•U.S. FDA approval for Roche’s Phesgo® (pertuzumab, trastuzumab, and hyaluronidase-zzxf) injection, the first product approved combining two monoclonal antibodies administered by a single subcutaneous injection utilizing Halozyme's ENHANZE® technology, for the treatment of eligible patients with early and metastatic HER2-positive breast cancer;
•European Commission approval for Roche’s Phesgo® injection utilizing Halozyme’s ENHANZE® technology for the treatment of patients with early and metastatic HER2-positive breast cancer;
•Expansion of collaboration and license agreement with argenx for three additional targets upon nomination for a total of up to six targets under the existing and expanded collaboration;
•A new collaboration and license agreement with Horizon Therapeutics plc granting Horizon exclusive access to Halozyme's ENHANZE® drug delivery technology for subcutaneous formulation of medicines targeting IGF-1R, resulting in an upfront milestone payment of $30 million to Halozyme;
•Supporting the initiation of ten new clinical trials by Halozyme partners utilizing the ENHANZE® technology, including three phase 3 trial starts, one phase 2 trial start and six new phase 1 starts; and
•Completion of $150 million in share repurchases under the $550 million three-year share repurchase plan approved by Halozyme’s Board of Directors in November 2019, for which $350 million has been completed as of December 31, 2020.
2020 CEO Compensation
In 2020, the total target annual cash compensation for our Chief Executive Officer (“CEO”), Dr. Helen I. Torley, was $1,385,020 ($791,440 in base salary plus $593,580 in target bonus opportunity). Dr. Torley’s base salary was increased for 2019 by 4.0% as a result of the Compensation Committee’s assessment of her contribution to Halozyme’s performance during 2019 and its review of base salary paid to other peer group CEOs. Dr. Torley’s target bonus opportunity for 2020 (assuming achievement of the corporate goals at 100%) was 75% of her base salary, which has not changed since she commenced employment with the Company in 2014. The Compensation Committee believes this bonus target is appropriate based on her level of experience, the Compensation Committee’s review of bonus targets for other peer group CEOs and the Compensation Committee’s belief that significant portions of total annual cash compensation should be tied to achievement of specified goals. The bonus she earned for 2020 was $712,270 which represents 120% of her target bonus opportunity. This amount was based on the Compensation Committee’s assessment of the Company’s strong financial and operational performance during 2020 (as highlighted above) as well as Dr. Torley’s significant contributions during the year. Specifically, Dr. Torley:

•Led the successful repositioning and restructuring of Halozyme to focus on ENHANZE business growth, downsizing headcount by >50% and achieving target 2020 operating expense reduction;
•Led the Company to three consecutive and increasing quarters of profitability exceeding plan revenue growth and EPS, with accompanying more than doubling in stock price;
•Led development of and oversaw execution of a comprehensive 10-year API supply strategy, designed to support long term reliability and continuity of API supply to current and future partners; and
•Continued to build organizational capabilities that position the Company for future growth and success.

Dr. Torley also received an LTI award during 2020 that had a grant date fair value approximately $5,000,000, comprising the most significant element of her 2020 compensation opportunity. This award was granted as a result of the Compensation Committee’s assessment of her contribution to Halozyme’s performance during 2019, its review of LTI compensation paid to other peer group CEOs and the desire to link a significant portion of her realizable compensation to long-term performance. The Compensation Committee approved a mix of 50% stock options and 50% time-vested RSUs to emphasize Halozyme’s long-term stock price performance and to promote retention. The stock options vest 25% on the one-year anniversary of the date of grant with the remaining vesting monthly over the following three years, while RSUs vest 25% annually over a four-year period following the grant date, subject to continued employment. .
Halozyme’s Executive Compensation Program
The principal elements of our executive compensation program are base salary, an annual cash incentive and an annual LTI award opportunity. The LTI awards consist of stock options, RSUs and (for 2020 with respect to our new Chief Financial Officer and for 2021 with respect to all of our executive officers) performance-based RSUs.

	What We Do		What We Do Not Do

✓	Pay annual bonus based on the achievement of Company financial and strategic goals, individual performance, and contribution in achieving those goals	×	No guaranteed annual bonus payouts
✓	Grant performance stock units as significant portion of annual LTI awards (for all executive officers in 2021 and as part of 2020 sign-on grant for Chief Financial Officer)	×	No buyback of stock awards or repricing of stock options
✓	Cap the annual bonus plan payout	×	No executive single-trigger change in control benefits
✓	Prohibit executive officer hedging and pledging of Company stock	×	No on-going executive perquisites
✓	Maintain an executive officer recoupment (“claw back”) policy	×	No supplemental executive benefits
✓	Monitor robust stock ownership and retention guidelines for all executive officers	×	No excise tax gross-ups
✓	Conduct an annual comprehensive compensation program risk assessment

Detailed Discussion and Analysis
This CD&A describes the material elements of 2020 compensation for our NEOs. Following this discussion is a series of tables containing specific data about the compensation earned by or granted to the following NEOs in 2020:

Name	Principal Position
Helen I. Torley	President and Chief Executive Officer
Elaine D. Sun (1)	Senior Vice President, Chief Financial Officer (“CFO”)
Laurie D. Stelzer (2)	former Senior Vice President, Chief Financial Officer (“CFO”)
Masaru Matsuda	Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary
Michael J. LaBarre	Senior Vice President, Chief Technical Officer
(1) Ms. Sun commenced employment with Halozyme on March 2, 2020.
(2) Ms. Stelzer separated employment from Halozyme on March 6, 2020.

The Compensation Committee makes all decisions relative to the total direct compensation (base salary, annual cash incentive, and LTI awards) of all executive officers (including the CEO). Except as otherwise noted in this CD&A, the Compensation Committee’s executive compensation determinations are subjective and the result of the Compensation Committee’s business judgment. Additional details regarding the role and responsibilities of the Compensation Committee are provided below.
Elements of Executive Compensation for 2020
The material elements of 2020 compensation for our NEOs consisted of:
•base salary;
•annual cash incentive; and
•LTI awards.
In addition, our NEOs are eligible to receive severance payments and benefits in connection with a qualifying termination of employment under our executive Change-in-Control Agreements and our severance policy for covered terminations unrelated to a change in control, each as described in more detail below. We also provide our NEOs with the same package of employee benefits that are provided to substantially all our full-time employees, including Company matching contributions to a 401(k) plan, health insurance, group term life insurance, and disability income insurance. From time to time, we may also provide relocation assistance in connection with the recruitment of an officer or employee with needed skills and experience. No other material perquisites or supplemental executive benefits were provided to our NEOs in 2020.

As shown below, the majority of our NEOs’ target total direct compensation for 2020 was variable, with the single largest component (LTI awards, taken into account at their fair value on the grant date) based on Halozyme’s stock price performance.

Base Salary
The Compensation Committee determines base salaries for NEOs each year based upon the following factors (with no specific weight applied to each factor):
•the scope and complexity of the NEO’s responsibilities,
•a review of external market practices and survey results (a more detailed description of the methodology used to assess external market practices is provided below),
•the NEO’s experience, and

•the CEO’s evaluation of the NEO’s performance and contribution to the success of Halozyme (in the case of the CEO, the evaluation is done in executive session by the Compensation Committee in collaboration with the full Board of Directors).

For 2020, base salary was increased by 4.0% for the CEO and an average of 7.6% for other NEOs (other than our new CFO) as reflected in the table below. The rationale for Dr. Torley’s base salary increase is discussed above. The base salary increase for our General Counsel, Mr. Matsuda and our Chief Technology Officer, Dr. LaBarre, were considered in connection with and reflected their promotions following the Company’s restructuring described above, and were approved by the Compensation Committee after taking into account the base salaries paid to peer group executives holding similar positions. The base salary increase for Ms. Stelzer reflects a merit increase consistent with both market practice and recognition of the contribution made in 2019.

Executive Officer	2019 Base Salary	2020 Base Salary	% Increase
Helen I. Torley	$761,000	$791,440	4.0%
Elaine D. Sun (1)	N/A	$475,000	N/A
Laurie D. Stelzer (2)	$495,000	$514,800	4.0%
Masaru Matsuda	$388,125	$440,000	13.4%
Michael J. LaBarre	$446,000	$475,000	6.5%
(1) Ms. Sun commenced employment with Halozyme on March 2, 2020.
(2) Ms. Stelzer separated employment from Halozyme on March 6, 2020.
Annual Cash Incentive
NEOs participate each year in the Employee Bonus Plan (“EBP”). The actual cash incentive paid to each NEO with respect to 2020 was determined by the performance of Halozyme as measured by the level of achievement of five metrics, of which two are tied to financial performance and have a combined 59.6% weighting (“Corporate Performance”). Additionally, the Committee may modify final payouts based on individual performance during the year relative to the level of achievement of personal goals (“Individual Performance Factor”) but the total payout cannot exceed two times the target cash incentive opportunity for the NEO. Additionally, NEOs must achieve at least 60% of his/her individual performance objectives in order to be eligible for a cash incentive payment. Cash incentive payments are prorated for new hires based on the number of days employed at Halozyme in 2020.

Corporate Performance. Corporate goals were established by the Compensation Committee to tie the compensation of our NEOs to the Company’s achievement of annual operating objectives that were viewed as long-term drivers of sustainable value creation. The incentive zone ranges between 0% and 200% for three out of the five metrics, with the fourth and fifth metrics listed in the table below being either achieved or not (and if achieved, with performance being credited at target level). The Board of Directors approved the threshold (50%), target (100%), and maximum (200%) funding goals/level of performance for each metric at the beginning of the year.

The 2020 bonus plan focused on achievement of key events that resulted in (i) ENHANZE growth and value-creation, (ii) budgeted operating profit and, (iii) certain other operational goals, including support of certain regulatory submissions that were completed in 2020. The Compensation Committee is responsible for certifying actual performance relative to these goals following completion of the fiscal year. As a result, the Compensation Committee determined 2020 EBP funding was achieved at 106.3% of the target bonus opportunity for the NEOs (see table below).

Corporate Goal	Weight	Target	Actual Result	EBP Funding
Total revenue from ENHANZE	40%	$268M	$267.6M	39.6%
Total budgeted operating profit	20%	$140M - $151M	$145M	20.0%
Grow ENHANZE potential by supporting partner attainment of “x” new study starts (phase 1, 2 or 3)	20%	9	10	26.7%
Support partner regulatory submissions	10%	_	Achieved	10%
Complete detailed assessment to identify operational efficiencies; providing actionable report and 2H 2020 action plan by:	10%	July	Achieved	10%
TOTAL				106.3%
Individual Performance Factor. The Compensation Committee believes the actual payout to each NEO should also reflect the executive’s:
•performance relative to individual goals and objectives established for the year,
•contribution toward achieving the Corporate Performance results, and
•demonstration of living Halozyme’s Leadership Attributes and Corporate Values during the year.

Ms. Sun, Dr. LaBarre and Mr. Matsuda each received the fully net funded amount for their 2020 bonus payout based on their individual contributions towards achieving the corporate goals listed above.
The table below illustrates the 2020 cash incentive calculation for each NEO based on the following formula (also reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table).

Named Executive Officer	Annualized Base Salary ($)	Target %	Annualized Target Amount ($)	Corporate & Individual Performance Factor	Final Payout ($)
Helen I. Torley	791,440	75%	593,580	120%	712,270
Elaine D. Sun (1)	475,000	45%	213,750	103%	180,352
Laurie D. Stelzer (2)	514,800	45%	231,660	N/A	—
Masaru Matsuda	440,000	45%	198,000	103%	203,940
Michael J. LaBarre	475,000	45%	213,750	103%	220,163
________________

(1)Ms. Sun commenced employment with Halozyme on March 2, 2020. Her final EBP payout amount was $220,163 before being pro-rated to reflect her hire date, and was $180,352 after being pro-rated for the number of days she was employed with us during 2020.
(2)Ms. Stelzer terminated employment from Halozyme on March 6, 2020 and was not eligible to receive an EBP payout with respect to 2020.
For 2021, Dr. Torley’s EBP incentive opportunity will be based on corporate performance without applying an individual performance adjustment. As CEO, Dr. Torley is responsible for overall corporate performance. Accordingly, the Compensation Committee approved this change so that 100% of Dr. Torley’s 2021 annual incentive opportunity will be tied to the attainment of objective, pre-established corporate performance goals.
LTI Compensation
All grants of LTI compensation are made under the stockholder-approved Halozyme Therapeutics, Inc. 2011 Stock Plan. The Compensation Committee generally utilized two LTI delivery vehicles to grant awards to NEOs during 2020 (other than with respect to our new CFO, which is discussed below):
Stock Options are strongly aligned with stockholder interests because they deliver value to the NEO only if the value of our stock at the time of exercise exceeds the stock price on the day of grant. As a result, the Compensation Committee believes stock options encourage executives to focus on the decisions and behaviors required to support long-term sustainable increases in our stock price.
Time-vesting Restricted Stock Units provide a counterbalance to the more uncertain value associated with stock options while still maintaining alignment with the interests of our long-term stockholders, as the value of RSUs fluctuates (up or down) with changes in our stock price. As a result, the Compensation Committee believes time-vesting RSUs encourage executives to make decisions consistent with the long-term interests of our stockholders and help support retention.

Performance Stock Units (“PSUs”). In connection with Ms. Sun’s employment as our new CFO, in addition to the two LTI delivery vehicles described above, Ms. Sun was also granted PSUs tied to the achievement of certain total shareholder return (“TSR”) thresholds over a three-year performance period. The Compensation Committee believes that the grant of PSUs furthers our executive compensation philosophy to tie achievement of company performance with executive compensation, aligns the interests of executive officers with our stockholders and encourages long-term performance.

The PSUs granted to Ms. Sun were subject to both time-vesting and performance-vesting requirements. The PSUs vest in 25% annual installments over four years following the grant date, subject to continued employment and achievement of the TSR goals. The TSR goals are subject to a three-year performance period starting on the date of grant, where 25% of the award can be earned for achieving each of the TSR hurdles at any time during the period. The hurdles are based on the TSR percent increase over our grant date closing price (+20%, +30%, +40%, and +50%). Once earned, the award becomes only subject to the time vesting criteria. For these purposes, TSR was defined as the percentage increase in the closing trading price of Halozyme common stock on the NASDAQ as of the PSU grant date ($16.32) as compared to the average closing trading prices of a share of Halozyme’s common stock over any consecutive 20 trading days in the three-year period following the date of grant. Given Halozyme’s robust stock price performance in 2020, the performance-based vesting requirements applicable to the award were achieved in 2020 and the award remains subject to the time-based vesting requirements discussed above.

2020 Annual LTI Awards
For 2020, the Compensation Committee awarded annual LTI compensation for the NEOs (and with respect to Ms. Sun, sign-on LTI compensation) based on the fair value they determined appropriate considering their assessment of annual equity award grants to peer group executives holding similar positions, and taking into account the Compensation Committee’s assessment of the executive’s experience, the executive’s expected contribution to the long-term success of the Company, and the executive’s skill-set relative to industry peers at biopharmaceutical companies (with no specific weight applied to each factor). After considering these factors, the Compensation Committee awarded the following LTI values to NEOs in 2020:

Name	Option Awards ($)	RSUs ($)	PSUs ($)	Total ($)
Helen I. Torley	2,500,001	2,500,018	—	5,000,019
Elaine D. Sun (1)	1,000,008	1,000,005	500,264	2,500,277
Laurie D. Stelzer (2)	650,007	650,009	—	1,300,016
Masaru Matsuda	500,008	500,019		1,000,027
Michael J. LaBarre	650,007	650,009		1,300,016
(1)Ms. Sun commenced employment with Halozyme on March 2, 2020. The equity grants reported in the above table were granted in connection with her commencement of employment.
(2)Ms. Stelzer terminated employment from Halozyme on March 6, 2020 resulting in forfeiture of her then unvested LTI awards, including all LTI awards granted in 2020.

2021 Annual LTI Awards - Addition of Performance-Based Equity
Beginning in 2021, in order to further Halozyme’s executive compensation philosophy to tie achievement of Company performance with executive compensation, align the interests of our NEOs with our stockholders and encourage long-term performance, the Compensation Committee determined to include PSUs as part of each NEO’s annual LTI compensation. Each NEO’s annual LTI compensation for 2021 is a mix of 25% PSUs (at target), 30% stock options and 45% RSUs, in each case based on the award values approved by the Compensation Committee.

The PSUs granted in 2021 are eligible to be earned with respect to one-third of the target PSUs for one-, two, and three-year performance periods based on our relative TSR measured against the component companies of the NASDAQ Biotechnology Index, with three discrete performance periods covering one, two and three years. Earned shares vest 100% at the end of the three year period following certification of performance results. For these purposes, TSR for us and the component companies is based on a 20-trading day average trading price beginning on of the PSU grant date and a 20-trading day trading price ending on the last day of the applicable performance period. Dividend equivalents will be accrued as additional stock units and delivered with earned shares at vesting. The potential funding for the 2021 PSUs are as follows:

Maximum	75th Percentile	150%
Target	50th Percentile	100%
Threshold	25th Percentile	50%
Below Threshold	< 25th Percentile	0%

The key terms of stock options and RSUs granted in 2021 are substantially similar to the 2020 grants described above.

Executive Total Rewards Philosophy
The Compensation Committee periodically reviews its total rewards philosophy for executive officers to confirm it continues to meet the objectives of:
•supporting the short- and long-term business strategy,

•anchoring to market-based principles and tailored to Halozyme’s culture, and
•aligning the interests of the executive officers with the long-term interests of Halozyme stockholders.
Each of the three primary compensation elements has a specific purpose as described below:

Compensation Element	Purpose
Base Salary	• Provides a fixed amount of cash compensation based on individual performance, job scope, experience and competitive market for talent
Annual Cash Incentive	• Motivates and rewards fiscal year contribution to company performance against goals and objectives
Long-term Incentives (LTI)
• Align compensation with the creation of stockholder value (in the case of stock options) and changes in stock price (in the case of RSUs and PSUs)
• Increases executive stock ownership and align with stockholder interests.
• Serves as a key retention device

Competitive Peer Group
The Compensation Committee annually selects a group of peer companies against which Halozyme benchmarks the competitiveness of executive pay levels and program design (referred to in this CD&A as our “peer group” or “peer companies”). The peer group companies are identified based upon the Compensation Committee’s assessment of each company’s similarity with Halozyme with respect to science/business model, revenue, market capitalization, and employee headcount. The peer group is reviewed annually by the Compensation Committee. For 2020 compensation decisions, the Compensation Committee utilized proxy data from the following companies:

2020 Peer Group
Eagle Pharmaceuticals FibroGen Inc. Innoviva Inc. Ironwood Pharmaceuticals Lexicon Pharmaceuticals	Ligand Pharmaceuticals Momenta Pharmaceuticals Nektar Therapeutics Pacira Pharmaceuticals PDL BioPharma
The following changes to the 2020 peer group were made (versus 2019): Exelixis, Inc., Five Prime Therapeutics, Intercept Pharmaceuticals, Seattle Genetics, Spectrum Pharmaceuticals and Vanda Pharmaceuticals were removed as peers given our transition to focus solely on the ENHANZE drug delivery technology and the Compensation Committee’s assessment of the other factors noted above. In addition, Array Biopharma and Genomic Health were eliminated because they were acquired and are no longer publicly-traded.

Independent Compensation Consultant
In May 2020, the Compensation Committee retained F.W. Cook & Co. (“FW Cook”) as its independent compensation consultant to provide advice and counsel on matters related to our executive compensation program, including providing recommendations regarding the composition and selection of Halozyme’s peer group companies to be used with respect to 2021 executive compensation decisions and assisting and advising with respect to the design and implementation of the 2021 annual LTI awards described above. FW Cook reports directly to the Compensation Committee. The Compensation Committee assessed the independence of FW Cook pursuant to applicable rules and regulations of the SEC and NASDAQ and concluded that the engagement of FW Cook did not raise any conflicts of interest during fiscal 2020 and currently does not raise any conflicts of interest.
Other Compensation Matters
Stock Ownership and Retention Guidelines
We maintain stock ownership guidelines for our executive officers which stipulate that the CEO is expected to own shares of Halozyme common stock with value equal to no less than six times the CEO’s current base salary and that all other executive officers are expected to own shares of Halozyme common stock with value equal to no less than two times the officer’s current base salary. We increased the CEOs ownership multiple in February 2021 (from four times base salary to six times base salary) to further enhance the link between her interests and those of the stockholders. Certain other officers designated by the Compensation Committee are expected to own shares of Halozyme common stock with value no less than one times the officer’s current base salary. Each executive officer is expected to comply with the guidelines within five years of appointment as an executive officer, and has three years to comply with any incremental ownership required as a result of a promotion or other increase in applicable ownership multiple. Share ownership that counts for purposes of satisfying the applicable guideline level of ownership includes fully-owned shares (including shares held in trust and by immediate family members), vested but deferred shares, shares held in retirement accounts, and unvested stock units (stock units subject to unsatisfied performance-based vesting conditions and unexercised stock options are not counted when evaluating compliance). Each executive officer is required to: (i) hold at least 50% of all net shares (after shares withheld or sold to pay tax obligations) of RSUs and PSUs that vest; and (ii) hold at least 50% of the underlying net gain (i.e., not including shares sold to pay the exercise price or to satisfy tax obligations) in shares of the Company’s common stock as a result of stock option exercises, until the executive officer comes into compliance with the stock ownership guidelines. The Compensation Committee annually reviews progress executive officers are making toward achieving compliance with these guidelines and has determined that our NEOs have achieved their specific ownership levels.
Tax Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to a company’s chief executive officer and certain current and former executive officers (although there historically was an exception to the $1 million deductibility limit for certain performance-based compensation). As a result, we expect that compensation paid per year to our NEOs and certain other current and former executive officers in excess of $1 million generally will not be deductible, subject to limited exceptions. The Compensation Committee generally seeks to preserve tax deductions for executive compensation where available but may make compensation decisions based on other factors when it believes doing so is in the best interest of the Company and its stockholders.
Relocation Benefits
In March 2020, Ms. Sun joined Halozyme as Senior Vice President & CFO and we paid or reimbursed her for temporary housing in the San Diego area and certain other relocation-related expenses. From time to time, we provide relocation assistance in connection with the recruitment of an officer or employee with needed skills and experience. Since we offer these benefits in those limited circumstances, we do not consider them to be ongoing perquisites for our executives.

Change in Control Agreements
We have entered into Change in Control Agreements with our executive officers. We believe that the occurrence or potential occurrence of a change in control transaction creates uncertainty regarding the continued employment of our executive officers. This uncertainty results from the fact that many change in control transactions result in significant organizational changes, particularly at the senior executive level. To encourage executives to remain employed with the Company during an important time when their prospects for continued employment following the transaction are often uncertain, we provide our executive officers with additional severance protections under the Change in Control Agreements. We also provide these severance protections to help ensure that executives can objectively evaluate change in control transactions that may be in the best interests of stockholders despite the potential negative consequences such transactions may have on them personally.
Non-Change in Control Severance Policy
The Compensation Committee has approved a Company-wide severance policy, outside of a change in control context, that is also applicable to our executive officers. We believe that such severance protections are only appropriate in the event an executive is involuntarily terminated without cause and that these severance benefits are appropriate in light of severance protections available to executives at our peer group companies, and are an important component of each executive’s overall compensation as they help us to attract and retain our key executives who could have other job alternatives that may appear to them to be more attractive absent these protections. Despite the establishment of the severance policy, however, the Board of Directors or Compensation Committee retains the right to amend, alter or terminate the severance policy at any time.
Incentive Compensation Recoupment (“Clawback Policy”)
The Compensation Committee has approved an incentive compensation recoupment policy which provides for the recovery of compensation received by NEOs in connection with a material restatement in Halozyme’s financial statement disclosure. The Board of Directors may seek reimbursement of annual cash incentive compensation and all equity compensation awards where the payout or vesting exceeds the amounts that would have been received had the financial results been properly reported.
Hedging and Pledging Restrictions
The Company’s Insider Trading Policy prohibits pledging the Company’s securities as collateral and entering into transaction to hedge the value of the Company’s securities owned by executives subject to the policy. Under the policy all directors and employees (including officers), or their designees, are prohibited from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Halozyme’s equity securities that are either (i) granted to the employee or director by Halozyme as part of the compensation of the employee or director or (ii) held, directly or indirectly, by the employee or director.
Compensation Committee Report
We, the Compensation Committee of the Board of Directors of Halozyme Therapeutics, Inc., have reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on such review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
THE COMPENSATION COMMITTEE

Bernadette Connaughton (Chair)
Jeffrey W. Henderson
Kenneth J. Kelley

Summary Compensation Table
The following table sets forth information concerning the compensation earned during the fiscal years ended December 31, 2020, 2019 and 2018 by each individual who acted as our principal executive officer, our principal financial officer, and our other most highly compensated executive officers during the fiscal year ended December 31, 2020.

2020 SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)		Option Awards ($)(2)		Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Helen I. Torley	2020	791,440	—		2,500,018		2,500,001		712,270	15,147	6,518,876
President and Chief Executive Officer	2019	761,000	—		2,184,130		2,184,128		712,296	15,572	5,857,126
	2018	725,000	—		2,115,640		2,115,631		831,665	11,733	5,799,669

Elaine D. Sun (5)	2020	395,833	150,000	(6)	1,500,269	(6)	1,000,008	(6)	180,352	133,399	3,359,861
Senior Vice President Chief Financial Officer

Laurie D. Stelzer	2020	93,225	—		—		—		—	77,996	171,221
Former Senior Vice President, Chief Financial Officer (7)	2019	495,000	2,500		750,016		750,005		231,660	16,939	2,246,120
	2018	470,000	—		575,018		575,009		323,489	9,409	1,952,925

Masaru Matsuda	2020	440,000	50,000	(9)	500,019		500,008		203,940	13,901	1,707,868
Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary (8)

Michael J. LaBarre	2020	475,000	—		650,009		650,007		220,163	15,018	2,010,197
Senior Vice President, Chief Technical Officer (10)

________________
(1)This column represents the grant date fair value of stock awards granted to the NEOs in fiscal years 2020, 2019 and 2018, in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. For additional information on the valuation assumptions used by us in calculating these amounts refer to Note 7 of the Notes to Consolidated Financial Statements, filed as part of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC on February 23, 2021. Stock awards granted to executive officers consist of RSUs and, in case of Ms. Sun, PSUs. The amounts shown are the grant date fair value in accordance with the authoritative guidance for stock-based compensation. In accordance with applicable SEC rules, the grant date fair value of the PSU award was determined based on the probable outcome (determined as of the date of grant of the awards) of the performance-based conditions applicable to the awards. For these purposes, the grant date fair value for the PSU award was determined based on a Monte Carlo simulation pricing model (which probability weights multiple potential outcomes) as of such grant date. The significant assumptions used in the Monte Carlo simulation pricing model were: a stock price volatility rate of 46.5%; a risk-free interest rate of 0.28%; and a dividend yield of 0%.
(2)This column represents the grant date fair value of stock options granted to the NEOs in fiscal years 2020, 2019 and 2018, in accordance with FASB ASC Topic 718. To see the exact share amounts and the value of awards made to the NEOs in fiscal 2020, see the 2020 Grants of Plan-Based Awards table below. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeiture related to service-based vesting conditions. For additional information on the valuation assumptions used by us in calculating these amounts refer to Note 7 of the Notes to Consolidated Financial Statements, filed as part of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC on February 23, 2021. The amounts reported in the Summary Compensation Table for these awards may not represent the amounts that the NEOs will actually realize from the awards. Whether, and to what extent, an NEO realizes value will depend on stock price fluctuations and the NEO’s continued employment. Additional information on all outstanding awards is reflected in the Outstanding Equity Awards at December 31, 2020 table.
(3)Performance-based bonuses are generally paid pursuant to our annual incentive plans and reported as Non-Equity Incentive Plan Compensation. The performance-based bonuses represent amounts earned during each respective fiscal year, regardless of whether part or all of such amounts were paid in a subsequent fiscal year. For Ms. Sun, her performance-based bonus was pro-rated to account for her date of hire. Ms. Stelzer did not earn any amounts under our annual incentive plan due to her termination of employment on March 6, 2020.
(4)The table below lists the amounts set forth in this column which consist of other compensation including (i) Company contributions to Halozyme Therapeutics, Inc. 401(k) plan, (ii) reimbursement of $120,000 in relocation expenses for Ms. Sun (iii) payout of accrued but unused paid-time off for Ms. Stelzer in connection with her termination of employment, and (iv) other compensation amounts (none of which exceeded $10,000) including Company payments for group term insurance premiums.

Name	401(k) Plan Company Matching Contributions ($)	Relocation Expenses ($)	Other Compensation ($)	Termination Payments ($)	Total ($)
Helen I. Torley	$12,825	—	$2,322	—	$15,147
Elaine D. Sun	$12,825	$120,000	$574	—	$133,399
Laurie D. Stelzer	$12,825	—	$257	$64,914	$77,996
Masaru Matsuda	$12,825	—	$1,076	—	$13,901
Michael J. LaBarre	$12,825	—	$2,193	—	$15,018
(5)Ms. Sun joined Halozyme as Senior Vice President, Chief Financial Officer effective March 2, 2020.
(6)Represents, in the respective columns, a one-time sign-on cash bonus, stock award and option award to Ms. Sun in connection with her recruitment as Senior Vice President, Chief Financial Officer.
(7)Ms. Stelzer’s employment with Halozyme terminated on March 6, 2020.
(8)Mr. Matsuda became an executive officer of the Company in 2020.
(9)Represents the final installment of Mr. Matsuda’s sign-on cash bonus paid in connection with the commencement of his employment.
(10)Dr. LaBarre became an executive officer of the Company in 2020.

2020 Grants of Plan-Based Awards
The following table sets forth certain summary information with respect to plan-based awards granted during the fiscal year ended December 31, 2020 to our NEOs:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares or Units(#) (3)	All Other Option Awards: Number of Securities Underlying Options(#) (4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards($) (5)
Name	Grant Date	Thresh -old ($)	Target ($)	Maximum ($)	Thresh- old (#)	Target (#)	Maximum (#)
Helen I. Torley	n/a	—	593,580	1,187,160
	2/10/2020							125,126			2,500,017
	2/10/2020								266,051	19.98	2,500,001
Elaine D. Sun	n/a	—	178,613	357,226
	3/02/2020							48,662			1,000,004
	3/02/2020								104,969	20.55	1,000,008
	4/01/2020					40,796					500,264
Laurie D. Stelzer(6)	n/a	—	—	—
	2/10/2020							32,533			650,009
	2/10/2020								69,174	19.98	650,007
Masaru Matsuda	n/a	—	198,000	396,000
	2/10/2020							25,026			500,019
	2/10/2020								53,211	19.98	500,008
Michael J. LaBarre	n/a	—	213,750	427,500
	2/10/2020							32,533			650,009
	2/10/2020								69,174	19.98	650,007
________________
(1)For a description of the elements of the incentive plan applicable to our NEOs, refer to “Compensation Discussion and Analysis - Elements of Executive Compensation for 2020” in this proxy statement. The actual amount of cash paid to each NEO pursuant to the incentive plan established for 2020 is set forth in the Summary Compensation Table under the heading, “Non-Equity Incentive Plan Compensation.”
(2)The PSU award was granted in April 2020 in connection with Ms. Sun’s employment with Halozyme. This PSU award does not have threshold and maximum opportunities. This performance stock unit vests upon achievement of specific performance condition.
(3)The RSU awards to our NEOs (other than Ms. Sun) were granted in February 2020 based on accomplishment of specified Company and individual performance criteria in fiscal 2019. The RSU award to Ms. Sun was granted in March 2020 in connection with her employment with Halozyme. The RSU awards vest one-fourth on each anniversary of the date of grant.
(4)The option awards to our NEOs (other than Ms. Sun) were granted in February 2020 based on accomplishment of specified Company and individual performance criteria in fiscal 2019. The option award to Ms. Sun was granted in March 2020 in connection with her employment with Halozyme. These option awards vest one-fourth on the first anniversary of the date of grant and then 1/48 of the shares monthly thereafter.
(5)These amounts represent the grant date fair value of stock awards granted to our NEOs in fiscal year 2020 in accordance with the FASB ASC Topic 718. For information on the assumptions used in the accounting fair value computations, refer to Note 7 of the Notes to Consolidated Financial Statements, filed as part of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC. Also see footnotes (1) and (2) to the Summary Compensation Table above.
(6)Ms. Stelzer terminated employment from Halozyme on March 6, 2020 resulting in forfeiture of her then unvested LTI awards, including all LTI awards granted in 2020.

Outstanding Equity Awards at December 31, 2020
The following table sets forth certain information with respect to the value of all unexercised options and unvested stock awards previously awarded to our NEOs as of December 31, 2020:

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2020
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (3)
Helen I. Torley	1/6/2014	650,000	—	14.66	1/6/2024	—	—
	2/6/2015	200,000	—	13.87	2/6/2025	—	—
	2/3/2016	376,569	—	8.11	2/3/2026	—	—
	2/22/2017	241,426	10,497	12.07	2/22/2027	39,354	1,680,809
	2/14/2018	142,766	58,786	18.41	2/14/2028	57,458	2,454,031
	2/12/2019	114,682	135,536	16.65	2/12/2029	98,384	4,201,981
	2/10/2020	—	266,051	19.98	2/10/2030	125,126	5,344,131
Elaine D. Sun	3/2/2020	—	104,969	20.55	3/2/2030	48,662	2,078,354
	4/1/2020	—	—	—				40,796	(4)	1,742,397
Laurie D. Stelzer (5)	—	—	—	—	—	—	—
Masaru Matsuda	9/4/2018	57,259	44,536	18.16	9/4/2028	13,766	587,946
	2/12/2019	14,439	17,066	16.65	2/12/2029	12,387	529,049
	2/10/2020	—	53,211	19.98	2/10/2030	25,026	1,068,860
Michael J. LaBarre	2/2/2012	40,000	—	11.29	2/2/2022	—	—
	2/4/2013	55,000	—	6.55	2./4/2023	—	—
	2/6/2014	37,500	—	13.10	2/6/2024	—	—
	2/4/2015	34,000	—	13.81	2/4/2025	—	—
	2/3/2016	78,452	—	8.11	2/3/2026	—	—
	2/22/2017	54,004	2,348	12.07	2/22/2027	8,803	375,976
	2/14/2018	28,679	11,810	18.41	2/14/2028	11,542	492,959
	7/2/2018	1,208	792	16.78	7/2/2028	—	—
	2/12/2019	27,566	32,580	16.65	2/12/2029	23,649	1,010,049
	2/10/2020	—	69,174	19.98	2/10/2030	32,533	1,389,484
________________

(1)Each option vests at the rate of 1/4 of the underlying shares on the first anniversary of the date of grant and 1/48 of the shares each month thereafter.
(2)Each RSU award vests one-fourth on each anniversary of the date of grant.
(3)Computed by multiplying the closing trading price of our common stock on NASDAQ on December 31, 2020, the last trading date in fiscal year 2020, of $42.71 by the number of shares or stock units, as appropriate, set forth in this table.
(4)The PSU award was subject to both time-vesting and performance-vesting requirements. So long as Ms. Sun is continuously employed by Halozyme, the time-vesting requirement will be satisfied as to 25% of the PSUs on each of the first four anniversaries of the grant date. The performance-vesting requirement was satisfied in 2020.
(5)In connection with Ms. Stelzer’s termination of employment on March 6, 2020, all her unvested stock options and RSUs were terminated, and the exercise window to exercise her vested stock options was extended to six months following the termination date.

Option Exercises and Stock Awards Vested
The following table sets forth certain information with respect to the exercise of stock options and vesting of stock awards by our NEOs during the fiscal year ended December 31, 2020:

OPTION EXERCISES AND STOCK AWARDS VESTED DURING FISCAL YEAR 2020
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
Helen I. Torley	50,000	1,303,579	156,366	3,187,106
Elaine D. Sun	—	—	—	—
Laurie D. Stelzer	433,166	4,429,898	53,582	1,082,813
Masaru Matsuda	—	—	11,014	273,287
Michael J. LaBarre	40,000	681,374	34,017	693,667
________________
(1)The value realized on exercise is based on the difference between the closing trading price of Halozyme common stock on the date of exercise and the exercise price of each option.
(2)The amounts in this column represent the number of stock award shares vested. The actual number of shares issued was the number of shares vested reduced by the number of shares withheld to satisfy applicable tax withholding obligations.
(3)The value realized on vesting is based on the closing trading price of Halozyme common stock NASDAQ on the vest date.
Potential Payments Upon Termination or Change in Control
Severance Policy
Under our severance policy, if an executive officer’s employment is terminated by the Company without cause, the executive officer is entitled to receive cash severance equal to one-half times (in the case of the CEO, one times) the executive officer’s then-current annual base salary. Cash payments under the severance policy will normally be made in a lump sum payment, subject to standard taxes and withholdings, and will be conditioned upon the receipt of a release of claims from the executive officer. In addition to cash severance payments, the Company will pay certain costs for the executive to continue healthcare coverage over the applicable severance period.
Under the policy assuming: (i) each of the NEOs (other than Ms. Stelzer) was terminated without cause (as such term is defined in the Severance Policy) on December 31, 2020; and (ii) each NEO executed a release of claims in a form satisfactory to the Company, each of the NEOs would have received the following amounts pursuant to the Severance Policy:

Name	Lump Sum Severance Payment	Post- Termination Healthcare
Helen I. Torley	$1,780,741	$34,625
Elaine D. Sun	$653,613	$32,923
Laurie D. Stelzer	—	—
Masaru Matsuda	$570,192	$32,923
Michael J. LaBarre	$926,250	$3,599

Change in Control
We have entered into Change in Control Agreements with each of our executive officers. The Change in Control Agreements provide for cash payments, continued healthcare coverage and accelerated vesting of equity awards for any such executive officer who is terminated without cause, resigns for good reason is terminated due to death or disability (as such terms are defined in the Change in Control Agreements), in each case, on or within 12 months following a change in control transaction. The cash payments, to be made in a lump sum payment, will equal: a multiple (two times for the Company's CEO and one-and-a-half times for the other executive officers) of the sum of (i) the then-current base salary; and (ii) the amount of target annual bonus opportunity (based on the target percentage of annual base salary) in respect of the year the termination of employment occurs. The Company will also make a cash lump sum payment intended to provide the executive officer sufficient amounts to pay expected heath care premiums under the Company’s group health plans for 18 months post termination of employment (24 months in the case of the CEO). An executive officers will not be entitled to severance benefits under our Severance Policy if the executives are entitled to severance benefits under their Change in Control Agreement. The Change in Control Agreements also provide that if an executive officer’s severance benefits would be subject to the parachute payment taxes of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended, and a reduction in benefits to avoid such taxes would put the executive in a better after-tax position, then the executive’s benefits will be reduced to the extent necessary to avoid such taxes.
Assuming a change in control took place on December 31, 2020 and each of the NEOs (other than Ms. Stelzer) was terminated without cause, resigns for good reason or is terminated due to death or disability in each case, on or within 12 months following the change in control, the foregoing individuals would have received the following amounts as a result of such terminations:
2021 Potential Payments Upon Change in Control

Name	Equity Awards(1)	Lump Sum Cash Severance	Post- Termination Healthcare	Total
Helen I. Torley	$25,896,438	$2,770,042	$67,892	$28,734,372
Elaine D. Sun	$6,146,864	$1,033,125	$72,624	$7,252,613
Laurie D. Stelzer	—	—	—	—
Masaru Matsuda	$4,933,440	$957,000	$72,624	$5,963,064
Michaeel J. LaBarre	$6,069,290	$1,033,125	$5,293	$7,107,708
________________
(1)Amounts shown in this column reflect the value of unvested options and market value of unvested RSUs or PSUs that would have accelerated if the NEO was terminated on December 31, 2020 in connection with a change in control. Values were derived using the closing trading price of our common stock on NASDAQ on December 31, 2020, the last trading date in fiscal year 2020, of $42.71. The market value attributable to the PSUs was derived assuming all of the unvested PSUs are accelerated. There can be no assurance that the options will ever be exercised (in which case no value will actually be realized by the executive) or that the value on exercise will be equal to the value shown in this column.
Laurie D. Stelzer’s Departure
In connection with Ms. Stelzer’s departure on March 6, 2020, as consideration for Ms. Stelzer providing certain transition advisory services and executing a general release of claims in favor of Halozyme, the term of exercisability of her vested stock options was extended to six months following termination. Halozyme also agreed to pay the 2019 EBP bonus payment on her departure date, which typically would have required continued employment through the normally scheduled payment date occurring one week later on March 13, 2020. Ms. Stelzer was not provided with any other severance pay.

Compensation of Directors
The following table sets forth information concerning the compensation earned during the fiscal year ended December 31, 2020 by each individual who served as a non-employee director at any time during the fiscal year:

2020 DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Jean-Pierre Bizzari	56,250	200,021	256,271
Bernadette Connaughton	71,250	200,021	271,271
James M. Daly	66,250	200,021	266,271
Jeffrey W. Henderson	90,000	200,021	290,021
Kenneth J. Kelley	75,000	200,021	275,021
Connie L. Matsui	90,000	200,021	290,021
Matthew L. Posard	73,750	200,021	273,771
________________
(1)Represents the grant date fair value of restricted stock awards granted in fiscal year 2020 in accordance with FASB ASC Topic 718.
(2)The aggregate numbers of shares subject to restricted stock awards held by the non-employee directors as of December 31, 2020 are described below:

Name	Aggregate Number of Stock Awards Outstanding (#)
Jean-Pierre Bizzari	8,829
Bernadette Connaughton	8,829
James M. Daly	8,829
Jeffrey W. Henderson	8,829
Kenneth J. Kelley	8,829
Connie L. Matsui	8,829
Matthew L. Posard	8,829

Directors’ Compensation
Effective December 2015, the equity compensation for our non-employee directors is as follows:
(1) Initial award - each non-employee director receives an initial restricted stock grant of common stock having a value of $200,000 (with the number of shares equal to $200,000 divided by the closing trading price of the Company’s common stock on NASDAQ on the date of grant, with any fraction rounded up to the nearest whole share) upon joining the Board; provided that, the numbers of shares granted for directors first elected or appointed between Annual Meetings shall be prorated based on the number of full quarters the individual is scheduled to serve as a non-employee director from the date of election or appointment until the next Annual Meeting of the Stockholders such that the recipient will receive a grant of restricted stock valued at $150,000 for a period of service exceeding 270 days, a grant of restricted stock valued at $100,000 for a period of service exceeding 180 days (but no more than 270 days), a grant of restricted stock valued at $50,000 for a period of service exceeding 90 days (but no more than 180 days), and no shares for a period of service of 90 days or less. Subject to acceleration in the event of a change of control of the Company, this initial restricted stock grant will vest upon the date of the next Annual Meeting following the date of the initial restricted stock grant.
(2) Annual award - Non-employee directors also automatically receive annual restricted stock grants of common stock having a value of $200,000 (with the number of shares equal to $200,000 divided by the closing trading price of the Company’s common stock on NASDAQ on the date of grant, with any fraction rounded up to the nearest whole share) immediately following future Annual Meetings. Subject to acceleration in the event of a change of control of us, this annual restricted stock grant will vest in full on the earlier of (i) the first anniversary of the date of grant or (ii) the date of the next Annual Meeting following the date of the annual restricted stock grant. All restricted stock awards will be granted under our Amended and Restated 2011 Stock Plan.
Our non-employee directors also receive an annual retainer of $50,000 for service on the Board, provided that our Chair of the Board of Directors receives an annual retainer of $85,000, as well as an additional annual retainer for service on any committee of the Board. Non-employee directors who serve on the Audit Committee receive an annual retainer of $15,000, provided that the Chair of that committee receives an annual retainer of $30,000. Non-employee directors who serve on the Compensation Committee receive an annual retainer of $10,000, provided that the Chair of that committee receives an annual retainer of $20,000. Non-employee directors who serve on the Nominating and Corporate Governance Committee receive an annual retainer of $5,000, provided that the Chair of that committee receives an annual retainer of $10,000. Employee directors (including our CEO) do not receive any compensation for service on the Board of Directors.
On February 16, 2021, the Board approved increasing the annual retainer paid to our Chair of the Board of Directors from $85,000 to $125,000 effective beginning with the second quarter of 2021, and approved increasing the grant value of future initial and annual restricted stock grants for non-employee directors from $200,000 to $250,000.
We also maintain stock ownership guidelines for our non-employee directors which stipulate that each non-employee director is expected to own shares of Halozyme common stock with value equal to no less than five times the non-employee director’s base annual retainer for service on the Board of Directors. Each non-employee director is expected to comply with the guidelines within five years of election or appointment to the Board of Directors. Share ownership that counts for purposes of satisfying the applicable guideline level of ownership is the same as under our executive stock ownership guidelines, as described in the CD&A above. The same retention requirements apply to a non-employee director whose level of stock ownership does not satisfy the applicable guideline level of ownership as under our executive stock ownership guidelines, as described in the CD&A above.
CEO Pay Ratio
For 2020, Dr. Torley’s total compensation was $6,518,876, as shown in the Summary Compensation Table. The total compensation for the median employee (excluding the CEO) in 2020 was $223,441. Therefore, Dr. Torley’s total compensation for 2020 was 29 times that of the median employee’s total compensation in 2020. The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records, as well as the methodology described below.
The compensation elements that were considered in the identification of the median employee were annualized base pay, target cash bonus opportunity and target long-term incentive award grant date fair value for 2020 for all employees, excluding the CEO, as of December 31, 2020. The total number of employees as of December 31, 2020 (excluding the CEO) was 131. We used this population to determine the median employee. The total compensation for the median employee was calculated according to the requirements of the Summary Compensation Table.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Pursuant to our Code of Conduct and Ethics, our executive officers, directors, and principal stockholders, including their immediate family members and affiliates, are prohibited from entering into transactions which create, or would appear to create, a conflict of interest with us. Our Audit Committee is responsible for reviewing and approving related party transactions. Our Audit Committee shall approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee determines in the good faith exercise of its discretion.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth, as of March 8, 2021, certain information with respect to the beneficial ownership of our common stock by (i) each stockholder known by Halozyme to be the beneficial owner of more than 5% of our common stock, (ii) each director and director-nominee of Halozyme, (iii) each executive officer named in the Summary Compensation Table above, and (iv) all directors and current executive officers of Halozyme as a group:

Beneficial Owner(1)	Number of Shares Beneficially Owned(2)		Percent(3)
BlackRock, Inc	18,481,307	(4)	12.9%
55 East 52nd Street, New York, NY 10055
Vanguard Group Inc.	13,149,703	(5)	9.2%
100 Vanguard Blvd., Malvern, PA 19355
Artisan Partners Limited Partnership	10,284,136	(6)	7.2%
875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202
Helen I. Torley	2,288,344	(7)	1.6%
Laurie D. Stelzer	—		*
Elaine D. Sun	48,692	(8)	*
Michael J. LaBarre	510,326	(9)	*
Masaru Matsuda	117,024	(10)	*
Jean-Pierre Bizzari	82,314		*
Bernadette Connaughton	26,783		*
James M. Daly	21,002		*
Jeffrey W. Henderson	47,609		*
Kenneth J. Kelley	184,833		*
Connie L. Matsui	208,753		*
Matthew L. Posard	123,753		*
Directors and current executive officers as a group (11 persons)	3,659,433		2.6%
________________
*    Less than 1%.
(1)Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise noted, the address for each beneficial owner is: c/o Halozyme Therapeutics, Inc., 11388 Sorrento Valley Road, San Diego, CA 92121.
(2)Under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days upon the exercise of options or warrants and vesting of stock awards.
(3)Calculated on the basis of 143,301,550 shares of common stock outstanding as of March 8, 2021, provided that any additional shares of common stock that a stockholder has the right to acquire within 60 days after March 8, 2021 are deemed to be outstanding for the purpose of calculating that stockholder’s percentage beneficial ownership.

(4)Based on Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 26, 2021. BlackRock, Inc. beneficially owned 18,481,307 shares, with sole voting power over 18,196,727 shares and sole dispositive power over 18,481,307 shares, which shares are reported by BlackRock, Inc. as a parent holding company of its subsidiaries.
(5)Based on Schedule 13G/A filed by The Vanguard Group with the SEC on February 10, 2021. The Vanguard Group beneficially owned 13,149,703 shares, with sole voting power over 0 shares, shared voting power over 307,154 shares, sole dispositive power over 12,736,585 shares and shared dispositive power over 413,118 shares, which shares are reported by The Vanguard Group as in its own capacity and on behalf of its subsidiaries.
(6)Based on Schedule 13G/A filed by Artisan Partners Limited Partnership (and affiliated companies pursuant to a joint filing agreement) with the SEC on February 10, 2021. Artisan beneficially owned 10,284,136 shares, with shared voting power over 8,165,901 shares and shared dispositive power over 10,284,136 shares.
(7)Includes 1,751,184 shares subject to options that may be exercised within 60 days after March 8, 2021.
(8)Includes 30,615 shares subject to options that may be exercised and 10,196 shares of RSUs and PSUs subject to release within 60 days after March 8, 2021.
(9)Includes 387,526 shares subject to options that may be exercised within 60 days after March 8, 2021.
(10)Includes 100,446 shares subject to options that may be exercised within 60 days after March 8, 2021.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
Stockholder proposals may be included in our proxy materials for an Annual Meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included in our proxy materials for the 2022 Annual Meeting, the proposal must be received at our principal executive offices, addressed to the Secretary, not later than November 26, 2021.
Stockholder business that is not intended for inclusion in our proxy materials may be brought before the 2022 Annual Meeting so long as we receive notice of the proposal as specified by our Bylaws, addressed to the Secretary at our principal executive offices, not later than November 26, 2021, in accordance with the specific procedural requirements in our Bylaws. Failure to comply with our Bylaw procedures and deadlines may preclude presentation of the proposal at our 2022 Annual Meeting.
TRANSACTION OF OTHER BUSINESS
At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2021 Annual Meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

DELIVERY OF PROXY MATERIALS AND ANNUAL REPORTS
We may satisfy SEC’s rules regarding delivery of proxy statements and annual reports by delivering a single proxy statement and annual report to an address shared by two or more stockholders. This process is known as “householding.” This delivery method can result in meaningful cost savings for us. In order to take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless contrary instructions were received prior to the mailing date. Accordingly, for many stockholders who hold their shares through a bank, brokerage firm or other holder of record (i.e., in “street name”) and share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received.
We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement and/or annual report, as requested, to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact our Secretary at 11388 Sorrento Valley Road, San Diego, California 92121, or by telephone at (858) 794-8889. If your stock is held by a brokerage firm or bank and you prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact your brokerage or bank. The voting instruction sent to a street-name stockholder should provide information on how to request (1) householding of future company materials or (2) separate materials if only one set of documents is being sent to a household. If it does not, a stockholder who would like to make one of these requests should contact us as indicated above.
By order of the Board of Directors,
Masaru Matsuda, Esq.
Senior Vice President, General Counsel,
and Corporate Secretary
March 26, 2021

Appendix A

HALOZYME THERAPEUTICS, INC.
2021 STOCK PLAN

15.10 Delivery of Title to Shares	A-26
15.11 Retirement and Welfare Plans	A-26
15.12 No Constraint on Corporate Action	A-26
15.13 Choice of Law	A-26

HALOZYME THERAPEUTICS, INC.
2021 STOCK PLAN

1.    Establishment, Purpose and Term of Plan.
1.1    Establishment. The Halozyme Therapeutics, Inc. 2021 Stock Plan (the “Plan”) is hereby adopted February 16, 2021, subject to approval by the stockholders of the Company (the date of such stockholder approval, the “Effective Date”). The Plan is intended as the successor to the Halozyme Therapeutics, Inc. 2011 Stock Plan (the “Prior Plan”). On the Effective Date, the Prior Plan shall terminate such that no additional awards may be granted thereunder after such date. The terms of the Prior Plan remain in effect with respect to outstanding awards granted under the Prior Plan until they are exercised, settled, expired, forfeited or otherwise canceled in full. All Awards granted on or after the Effective Date of this Plan shall be subject to the terms of this Plan.
1.2    Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract and retain the best qualified personnel to perform services for the Participating Company Group, by motivating such persons to contribute to the growth and profitability of the Participating Company Group, by aligning their interests with interests of the Company’s stockholders, and by rewarding such persons for their services by tying a significant portion of their total compensation package to the success of the Company. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Stock Awards, Restricted Stock Awards, Performance Shares, Performance Units, and Restricted Stock Units as described below.
1.3    Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, Awards granted pursuant to the Plan shall be granted, if at all, within ten (10) years from the Effective Date. The Company intends that the Plan comply with Section 409A (including any amendments to or replacements of such section), and the Plan shall be so construed.
2.    Definitions and Construction.
2.1    Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:
(a)    “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly, or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.
(b)    “Award” means any Option, SAR, Stock Award, Restricted Stock Award, Performance Share, Performance Unit, or Restricted Stock Unit granted under the Plan.
(c)     “Award Agreement” means a written agreement (which may be in electronic form) between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

(d)    “Board” means the Board of Directors of the Company.
(e)    “Change in Control” means the occurrence of any of the following:
(i)    an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(x)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or
(ii)    a liquidation or dissolution of the Company; provided, however, that a Change in Control shall be deemed not to include a transaction described in subsection (i) of this Section 2.1(e) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation subject to and not exempted from the requirements of Section 409A would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A.
For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.
(f)    “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.
(g)    “Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers. The Committee shall have the exclusive authority to administer the Plan and shall have all of the powers granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.
(h)    “Company” means Halozyme Therapeutics, Inc., a Delaware corporation, or any Successor.
(i)    “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company.
(j)    “Director” means a member of the Board or of the board of directors of any Participating Company.
(k)    “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.
(l)    “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant, or a cash payment, in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(m)    “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.
(n)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(o)    “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:
(i)    Except as otherwise determined by the Committee, if, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on such national or regional securities exchange or market system constituting the primary market for the Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Company deems reliable.
(iii)    Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the closing, high, low or average sale price of a share of Stock or the actual sale price of a share of Stock received by a Participant, on such date, the preceding trading day, the next succeeding trading day or an average determined over a period of trading days. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan.
(iv)    If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.
(p)    “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.
(q)    “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination, but who was not elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company.
(r)    “Insider” means an Officer, a Director, or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.
(s)    “Nonemployee Director” means a Director who is not an Employee.
(t)    “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.
(u)    “Officer” means any person designated by the Board as an officer of the Company.

(v)    “Option” means the right to purchase Stock at a stated price for a specified period of time granted to a Participant pursuant to Section 6 of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.
(w)    “Option Expiration Date” means the date of expiration of the Option’s term as set forth in the Award Agreement.
(x)    “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).
(y)    “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.
(z)    “Participant” means any eligible person who has been granted one or more Awards.
(aa)    “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.
(bb)    “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.
(cc)    “Performance Award” means an Award of Performance Shares or Performance Units.
(dd)    “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 9.3 of the Plan which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.
(ee)    “Performance Goal” means a performance goal established by the Committee pursuant to Section 9.3 of the Plan.
(ff)    “Performance Period” means a period established by the Committee pursuant to Section 9.3 of the Plan at the end of which one or more Performance Goals are to be measured.
(gg)    “Performance Share” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.
(hh)    “Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 9 of the Plan to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.
(ii)    “Prior Plan” means the Company’s 2011 Stock Plan.
(jj)    “Restricted Stock Award” means an Award of Restricted Stock.
(kk)    “Restricted Stock Unit” or “Stock Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 10 of the Plan to receive a share of Stock on a date determined in accordance with the provisions of Section 10 and the Participant’s Award Agreement.

(ll)    “Restriction Period” means the period established in accordance with Section 8.4 of the Plan during which shares subject to a Restricted Stock Award are subject to Vesting Conditions.
(mm)    “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.
(nn)    “SAR” or “Stock Appreciation Right” means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 of the Plan to receive payment in any combination of shares of Stock or cash of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.
(oo)    “Section 409A” means Section 409A of the Code.
(pp)    “Securities Act” means the Securities Act of 1933, as amended.
(qq)    “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.
(rr)     “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2 of the Plan.
(ss)    “Stock Award” means an Award of Stock as described in Section 8 of the Plan.
(tt)    “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.
(uu)    “Successor” means a corporation into or with which the Company is merged or consolidated or which acquires all or substantially all of the assets of the Company and which is designated by the Board as a Successor for purposes of the Plan.
(vv)    “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.
(ww)    “Vesting Conditions” means those conditions established in accordance with Section 8.4 or Section 10.2 of the Plan prior to the satisfaction of which shares subject to a Restricted Stock Award or Restricted Stock Unit Award, respectively, remain subject to forfeiture or a repurchase option in favor of the Company upon the Participant’s termination of Service.
2.2    Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.    Administration.
3.1    Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Award.
3.2    Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has been delegated such authority by the Committee with respect to such matter, right, obligation, determination or election.
3.3    Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:
(a)    to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award;
(b)    to determine the type of Award granted and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;
(c)    to determine the Fair Market Value of shares of Stock or other property;
(d)    to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares purchased pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;
(e)    to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;
(f)    to approve one or more forms of Award Agreement;
(g)    to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;
(h)    to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;
(i)    without the consent of the affected Participant and notwithstanding the provisions of any Award Agreement to the contrary, to unilaterally substitute at any time a Stock Appreciation Right providing for settlement solely in shares of Stock in place of any outstanding Option, provided that such Stock Appreciation Right covers the same number of shares of Stock and provides for the same exercise price (subject in each case to adjustment in accordance with Section 4.2 and in compliance with Section 3.6) as the replaced Option and otherwise provides substantially equivalent terms and conditions as the replaced Option, as determined by the Committee;

(j)    to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards;
(k)    to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law; and
(l)    to the extent permitted by applicable law, to delegate to any proper Officer the authority to grant one or more Awards, without further approval of the Committee, to any person eligible pursuant to Section 5, other than himself or a person who, at the time of such grant, is an Insider; provided, however, that (i) the exercise price per share of each such Option shall be equal to the Fair Market Value per share of the Stock on the effective date of grant, and (ii) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Committee and shall conform to the provisions of the Plan and such other guidelines as shall be established from time to time by the Committee.
3.4    Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.
3.5    Arbitration. Any dispute or claim concerning any Awards granted (or not granted) pursuant to this Plan and any other disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding arbitration conducted pursuant to the rules for resolution of employment disputes of the American Arbitration Association. By accepting an Award, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.
3.6    Repricing and Reloading Prohibited. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Committee shall not (a) approve the cancellation of outstanding Options or SARs and the grant in substitution therefor of cash, other Awards, or new Options or SARs having a lower exercise price; (b) approve the amendment of outstanding Options or SARs to reduce the exercise price thereof or (c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed. This paragraph shall not be construed to apply to (i) the issuance or assumption of an Award in a transaction to which Code Section 424(a) applies, (ii) adjustments pursuant to the assumption of or substitution for an Option or SAR in a manner that would comply with Section 409A, or (iii) an adjustment pursuant to Section 4.2.
4.    Shares Subject to Plan.
4.1    Maximum Number of Shares Issuable.

(a)    Subject to adjustment as provided in Section 4.2 and this Section 4.1, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to Awards granted hereunder shall be seventeen million and eight hundred thousand (17,800,000) shares of Stock, less one share of Stock for every one share that was subject to an option or stock appreciation right granted after December 31, 2020 and prior to the effective date of the Plan under the Prior Plan and two (2) shares of stock for every one share that was subject to an award other than an option or stock appreciation right granted after December 31, 2020 and prior to the effective date of the Plan under the Prior Plan. Any shares of Stock that are subject to Options or SARs shall be counted against this limit as one share for every one share granted, and any shares of Stock that are subject to Awards other than Options or SARs shall be counted against this limit as two (2) shares for every one share granted. The available share reserve as stated above is the sum of (i) the number of shares available for grant under the Prior Plan as of December 31, 2020 plus (ii) an additional six million nine hundred and ninety three thousand three hundred and sixty nine (6,993,369) new shares, subject to adjustment as set forth below. No new awards shall be granted under the Prior Plan on or after the Effective Date. Shares issuable under this Plan shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.
(b)    If an outstanding Award granted under this Plan (or after December 31, 2020, an outstanding award granted under the Prior Plan), for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award granted under this Plan (or after December 31, 2020, shares of Stock pursuant to an award granted under the Prior Plan) that are subject to forfeiture or repurchase are forfeited or repurchased by the Company, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock (or award or shares of stock subject to Prior Plan awards), shall again be available for issuance under the Plan in accordance with Section 4.1(c) below. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations for Awards other than Options or SARs (or after December 31, 2020, for awards other than options or stock appreciation rights granted under the Prior Plan), shall again be available for issuance under the Plan, in accordance with Section 4.1(c) below. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations or to cover an exercise price for Options or SARs (or after December 31, 2020, for options or stock appreciation rights granted under the Prior Plan), shall not be available for issuance under the Plan. Upon payment in shares of Stock pursuant to the exercise of a SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of Shares for which the SAR is exercised. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Further, shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options (or options granted under the Prior Plan) shall not be added to the shares of Stock authorized for grant under this Plan.
(c)    Any shares of Stock that again become available for Awards under the Plan pursuant to this Section shall be added as (i) one share of Stock for every one share subject to Options or SARs granted under the Plan or options or stock appreciation rights granted under the Prior Plan, and (ii) as two (2) shares of Stock for every one share subject to Awards other than Options or SARs granted under the Plan or awards other than options or stock appreciation rights granted under the Prior Plan.
4.2    Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.4, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding

Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas, and Performance Periods. The adjustments determined by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.
4.3    Assumption or Substitution of Awards. The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code. In addition, subject to compliance with applicable laws, and listing requirements, shares available for grant under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the Plan to individuals who were not Employees or Directors of the Participating Company Group prior to the transaction and shall not reduce the number of shares otherwise available for issuance under the Plan.
5.    Eligibility and Award Limitations.
5.1    Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors. For purposes of the foregoing sentence, “Employees,” “Consultants” and “Directors” shall include prospective Employees, prospective Consultants and prospective Directors to whom Awards are offered to be granted in connection with written offers of an employment or other service relationship with the Participating Company Group; provided, however, that no such Award shall have an effective grant date prior to the date on which such person commences Service.
5.2    Participation. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.
5.3    Incentive Stock Option Limitations.
(a)    Persons Eligible.  An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective Employee upon the condition that such person become an Employee of an ISO-Qualifying Corporation shall be deemed granted effective on the date such person commences Service with an ISO-Qualifying Corporation, with an exercise price determined as of such date in accordance with Section 6.1.
(b)    Fair Market Value Limitation.  To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for Stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of Stock shall be determined as of the time the option with respect to such Stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.
5.4    Award Limits.
(a)    Maximum Number of Shares Issuable Pursuant to Incentive Stock Options.  Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed the aggregate number of shares of Stock set forth in Section 4.1. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Section 4.2.
(b)    Nonemployee Director Awards. Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any Nonemployee Directors in their capacity as a Director during any single calendar year, plus the total cash compensation paid to such director for services rendered for such calendar year, shall not exceed six hundred thousand dollars ($600,000).
6.    Terms and Conditions of Options.
Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
6.1    Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.
6.2    Exercisability and Term of Options.
(a)    Option Vesting and Exercisability.   Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (i) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (ii) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (iii) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.
(b)    Participant Responsibility for Exercise of Option.  Each Participant is responsible for taking any and all actions as may be required to exercise any Option in a timely manner, and for properly executing any documents as may be required for the exercise of an Option in accordance with such rules and procedures as may be established from time to time. By signing an Option Agreement each Participant acknowledges that information regarding the procedures and requirements for the exercise of any Option is available upon such Participant’s request. The Company shall have no duty or obligation to notify any Participant of the expiration date of any Option.
6.3    Payment of Exercise Price.
(a)    Forms of Consideration Authorized.  Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) to the extent permitted by the Committee, in its sole discretion, by net share settlement (a “Net Settlement”); provided that such Net Settlement shall not be permitted with respect to an Incentive Stock Option unless the Participant consents to the Option being converted to a Nonstatutory Stock Option, (v) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.
(b)    Limitations on Forms of Consideration.  Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.
6.4    Effect of Termination of Service.
(a)    Option Exercisability.  Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee, an Option shall be exercisable after a Participant’s termination of Service only during the applicable time periods provided in the Award Agreement.
(b)    Extension if Exercise Prevented by Law.  Notwithstanding the foregoing, unless the Committee provides otherwise in the Award Agreement, if the exercise of an Option within the applicable time periods is prevented by the provisions of Section 12 below, the Option shall remain exercisable until three (3) months (or such longer period of time as determined by the Committee, in its discretion) after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.
6.5    Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. Prior to the issuance of shares of Stock upon the exercise of an Option, the Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act or as necessary to qualify for an exemption from registration under Section 12(g) of the Exchange Act. An Option may not be transferred to a third-party financial institution for value without the approval of the stockholders.

6.6    No Dividends or Dividend Equivalents. No dividends or dividend equivalents shall be paid or accrued on any Options granted under this Plan.
7.    Terms and Conditions of Stock Appreciation Rights.
Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No SAR or purported SAR shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
7.1    Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.
7.2    Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.
7.3    Exercisability and Term of SARs.
(a)    Tandem SARs.  Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option.
(b)    Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.
7.4    Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion, in accordance with Section 13, and except as otherwise prohibited by applicable law.
7.5    Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee in the grant of an SAR and set forth in the Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only as provided in the Award Agreement.
7.6    Nontransferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. Prior to the exercise of an SAR, the SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.
7.7    No Dividends or Dividend Equivalents. No dividends or dividend equivalents shall be paid or accrued on any SAR granted under this Plan.

8.    Terms and Conditions of Stock Awards.
Stock Awards may be granted with or without Vesting Conditions and may or may not require the payment of cash consideration. Stock Awards shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. No Stock Award or purported Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
8.1    Types of Restricted Stock Awards Authorized. Restricted Stock Awards may or may not require the payment of cash consideration for the stock. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 9.4. If either the grant of a Restricted Stock Award or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.3 through 9.5(b).
8.2    Purchase Price. The purchase price, if any, for shares of Stock issuable under each Stock Award and the means of payment shall be established by the Committee in its discretion.
8.3    Purchase Period. A Stock Award requiring the payment of cash consideration shall be exercisable within a period established by the Committee.
8.4    Vesting and Restrictions on Transfer. Shares issued pursuant to any Stock Award may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any Restriction Period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than as provided in the Award Agreement or as provided in Section 8.7. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder.
8.5    Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.4 and any Award Agreement, during the Restriction Period applicable to shares subject to a Restricted Stock Award, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares. No cash dividends or distributions with respect to shares of Stock subject to the Restricted Stock Award shall be paid to any Participant unless and until the Participant vests in such underlying Restricted Stock Award. Upon the vesting of a Restricted Stock Award, any cash dividends or distributions declared but not paid during the Restriction Period with respect to such Restricted Stock Award shall be paid to the Participant within thirty (30) days following the vesting date. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.
8.6    Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Restricted Stock Award and set forth in the Award Agreement, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service in exchange for the payment of the purchase price, if any, paid by the Participant. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.7    Nontransferability of Restricted Stock Award Rights. Prior to the issuance of shares of Stock pursuant to a Restricted Stock Award, rights to acquire such shares shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participants hereunder shall be exercisable during their lifetime only by such Participant or the Participant’s guardian or legal representative.
9.    Terms and Conditions of Performance Awards.
Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. No Performance Award or purported Performance Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
9.1    Types of Performance Awards Authorized. Performance Awards may be in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.
9.2    Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.2, on the effective date of grant of the Performance Share. Each Performance Unit shall have an initial value determined by the Committee; provided, however, that in no event shall the value be less than the aggregate Fair Market Value of the underlying shares on the date of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.
9.3    Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.
9.4    Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance or other criteria established by the Committee (each, a “Performance Measure”), subject to the following:
(a)    Performance Measures.  Performance Measures based on objective criteria shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award. Performance Measures based on subjective criteria shall be determined on the basis established by the Committee in granting the Award. As specified by the Committee, Performance Measures may be calculated with respect to the Company and each Subsidiary Corporation and Parent Corporation consolidated therewith for financial reporting purposes or such division or other business unit of any of them as may be selected by the Committee. Unless otherwise determined by the Committee prior to the grant of the Performance Award, the Performance Measures applicable to a Performance Award shall be calculated prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any unusual or infrequently occurring event or transaction, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. In addition, the Committee may, to the extent applicable, provide for exclusion of the impact of an event or occurrence which the Committee determines should appropriately be excluded, such as: (i) restructurings, discontinued operations, extraordinary items, and other unusual, infrequently occurring or non-recurring charges or events, (ii) asset write-downs, (iii) litigation or claim judgments or settlements, (iv) acquisitions or divestitures, (v) reorganization or change in the corporate structure or capital structure of the Company, (vi) an event either not directly related to the operations of the Company, any subsidiary, division, business segment or business unit whether or not within the reasonable control of management, (vii) foreign exchange gains and losses, (viii) a change in the fiscal year of the Company, (ix) the refinancing or repurchase of bank loans or debt securities, (x) unbudgeted capital expenditures, (xi) the issuance or repurchase of equity securities and other changes in the number of outstanding shares, (xii) conversion of some or all of convertible securities to common stock, (xiii) any significant business interruption event, or (xiv) the effect of changes tax or in other laws or regulatory rules affecting reported results. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be one or more of the following, without limitation, as determined by the Committee:
(i)    Earnings or Profitability Metrics:  including, but not limited to, sales revenue; revenue under collaborative agreements (including revenues from royalties and/or achievement of development milestones); earnings/loss (gross, operating, net, or adjusted); earnings/loss before interest and taxes (“EBIT”); earnings/loss before interest, taxes, depreciation and amortization (“EBITDA”); profit margin; operating margin; income (gross, operating or net); expense levels or ratios;
(ii)    Return Metrics:  including, but not limited to, return on investment, assets, equity or capital (total or invested);
(iii)    Cash Flow Metrics:  including, but not limited to, operating cash flow; cash flow sufficient to achieve financial ratios or a specified cash balance; free cash flow; cash flow return on capital; net cash provided by operating activities; cash flow per share; working capital;
(iv)    Liquidity Metrics:  including, but not limited to, debt reduction; extension of maturity dates of outstanding debt; debt leverage (debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios) or access to capital; debt ratings; total or net debt; other similar measures of liquidity approved by the Committee;
(v)    Stock Price and Equity Metrics:  including, but not limited to, return on stockholders’ equity; total shareholder return; revenue (gross, operating or net); revenue growth; stock price; stock price appreciation; market price of stock; market capitalization; earnings/loss per share (basic or diluted) (before or after taxes); price-to-earnings ratio; and
(vi)    Strategic Metrics: (whether by the Company or one or more collaborators) including, but not limited to, product research and development; completion of an identified special project; clinical trials; regulatory filings or approvals; patent application or issuance; manufacturing or process development; sales or net sales; market share; market penetration; economic value added; customer service; customer satisfaction; inventory control; balance of cash, cash equivalents and marketable securities; growth in assets; key hires; employee satisfaction; employee retention; business expansion; acquisitions, divestitures, joint ventures or financing; legal compliance or safety and risk reduction.
(b)    Performance Targets.  Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable

Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to a standard selected by the Committee.
9.5    Settlement of Performance Awards.
(a)    Determination of Final Value.  As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall determine the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.
(b)    Discretionary Adjustment of Award Formula.  In its discretion, the Committee may, either at the time it grants a Performance Award to a Participant or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award to reflect such Participant’s individuals performance in their position with the Company or such other factors as the Committee may determine.
(c)    Payment in Settlement of Performance Awards.  As soon as practicable following the Committee’s determination in accordance with Sections 9.5(a) and (b), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash in a lump sum or, if expressly provided in the original grant of the Award in accordance with Section 409A in installments as set forth in the Award Agreement, shares of Stock (either fully vested or subject to vesting), or a combination thereof, as determined by the Committee.
9.6    Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No cash dividends or distributions with respect to shares of Stock subject to a Performance Award shall be paid to any Participant unless and until the Participant vests in such Performance Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which the Performance Award is settled or forfeited. Such Dividend Equivalents, if any, shall be credited to the Participant in the form of additional whole Performance Shares or Performance Units as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares or Performance Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Performance Award previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalents shall be accumulated and paid to the extent that the Performance Award becomes nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalents may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and shall be paid on the same terms as the underlying award as provided in Section 9.5. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, appropriate adjustments shall be made in the Participant’s Performance Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.
9.7    Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Performance Award and set forth in the Award Agreement, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit the Performance Award as of the date of the Participant’s termination of Service.

9.8    Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participants hereunder shall be exercisable during their lifetime only by such Participant or the Participant’s guardian or legal representative.
10.    Terms and Conditions of Restricted Stock Unit Awards.
Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
10.1    Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 9.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.3 through 9.5(a).
10.2    Vesting. Restricted Stock Units may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.
10.3    Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No cash dividends or distributions with respect to shares of Stock subject to Restricted Stock Units shall be paid to any Participant unless and until the Participant vests in such Restricted Stock Units. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to the date on which Restricted Stock Units held by such Participant are settled. Such Dividend Equivalents, if any, shall be credited to the Participant in the form of additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited, if any, shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units, if any, shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the original Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.
10.4    Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Restricted Stock Unit Award and set forth in the Award Agreement, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.
10.5    Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 11) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes. Notwithstanding the foregoing, if permitted by the Committee and set forth in the Award Agreement, the Participant may elect in accordance with terms specified in the Award Agreement and consistent with the requirements of Section 409A to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.
10.6    Nontransferability of Restricted Stock Unit Awards. Prior to the issuance of shares of Stock in settlement of a Restricted Stock Unit Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participants hereunder shall be exercisable during their lifetime only by such Participant or the Participant’s guardian or legal representative.
11.    Effect of Change in Control and Other Events on Awards.
11.1    Change in Control Transactions. In the event of any transaction resulting in a Change in Control of the Company, outstanding Awards that are payable in or convertible into Stock under the Plan will terminate upon the effective time of such Change in Control unless provision is made by the Company in connection with the transaction for the continuation or assumption of such Awards by, or for the substitution of equivalent awards of, the surviving or successor entity or a parent thereof. All determinations as to whether any, some or all outstanding Awards and, if any, which such Awards, will be continued, assumed or substituted in a transaction and whether any such substitution is for equivalent awards shall be made in the sole discretion of the Committee, and such continuation, assumption, or substitution may be effectuated without the consent of the holder of any such outstanding Award. In the event of such termination, the holders of Awards that will be terminated upon the effective time of the Change in Control will be permitted, immediately before the Change in Control, to exercise or convert all portions of such Awards under the Plan that are then exercisable or convertible or which become exercisable or convertible upon or prior to the effective time of the Change in Control. In the event of any transaction resulting in a Change in Control of the Company prior to the end of a Performance Period for any Performance Award, the Committee may determine that one or more Participants who were awarded a Performance Award for the Performance Period in which such Change in Control of the Company occurs may receive payment of such Performance Award for the Performance Period, in such amount and at such time as the Committee determines; provided, however, that, to the extent such Performance Award constitutes deferred compensation under Section 409A, any such payment with respect to the Performance Award shall be made in compliance with Section 409A. In addition, the Committee shall have the right to provide that in the event of a Change in Control, Options and SARs outstanding as of the date of the Change in Control shall be cancelled and terminated without payment if the Fair Market Value of one Share as of the date of the Change in Control is less than the per share Option exercise price or SAR grant price.
11.2    Unusual or Nonrecurring Events. The Committee is authorized to make, in its discretion and without the consent of holders of Awards, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

12.    Compliance with Securities Law.
The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
13.    Tax Withholding.
13.1    Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise or net exercise of an Option, or net settlement of other types of Awards, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.
13.2    Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates, or such other rate that will not trigger an adverse accounting consequence or cost.
14.    Amendment or Termination of Plan.
The Board or the Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, the prohibition on repricing and reloading in Section 3.6, the Award limits in Section 5.4, the minimum exercise price, and maximum term, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Board or the Committee. In any event, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant unless necessary to comply with any applicable law, regulation or rule.
15.    Miscellaneous Provisions.
15.1    Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
15.2    Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.
15.3    Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2 or another provision of the Plan.
15.4    Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.
15.5    Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.
15.6    Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse, if required by applicable law or the Company. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.
15.7    Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan. Each Participating Company shall be responsible for making benefit payments pursuant to the Plan on behalf of its Participants or for reimbursing the Company for the cost of such payments, as determined by the Company in its sole discretion. In the event the respective Participating Company fails to make such payment or reimbursement, a Participant’s (or other individual’s) sole recourse shall be against the respective Participating Company, and not against the Company. A Participant’s acceptance of an Award pursuant to the Plan shall constitute agreement with this provision.
15.8    Compliance with Section 409A. The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, Section 409A. The Plan and all Awards granted under the Plan shall be administered, interpreted, and construed in a manner consistent with Section 409A (including applicable regulations or other administrative guidance thereunder, as determined by the Committee in good faith) to the extent necessary to avoid the imposition of additional taxes under Section 409A(a)(1)(B) of the Code. It is intended that any election, payment or benefit which is made or provided pursuant to or in connection with any Award that may result in deferred compensation within the meaning of Section 409A shall comply in all respects with the applicable requirements of Section 409A. In connection with effecting such compliance with Section 409A, the following shall apply:
(a)    Notwithstanding anything to the contrary in the Plan, to the extent required to avoid tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan on account of, and during the six (6) month period immediately following, the Participant's termination of Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant's separation from service (or the Participant's death, if earlier).
(b)    Neither any Participant nor the Company shall take any action to accelerate or delay the payment of any amount or benefits under an Award in any manner which would not be in compliance with Section 409A.
(c)    Notwithstanding anything to the contrary in the Plan or any Award Agreement, to the extent that any amount constituting deferred compensation subject to Section 409A would become payable under the Plan by reason of a Change in Control, such amount shall become payable only if the event constituting the Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which constitutes deferred compensation subject to Section 409A and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 11.1 shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (to the extent necessary in order to avoid the imposition of excise or penalty or other similar taxes under Section 409A), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.
(d)    Should any provision of the Plan, any Award Agreement, or any other agreement or arrangement contemplated by the Plan be found not to comply with, or otherwise be exempt from, the provisions of Section 409A, such provision shall be modified and given effect (retroactively if necessary), in the sole discretion of the Committee, and without the consent of the holder of the Award, in such manner as the Committee determines to be necessary or appropriate to comply with, or to effectuate an exemption from, Section 409A.
(e)    Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.
15.9    Forfeiture; Recoupment. Any Awards granted hereunder shall be subject to the Company’s current Incentive Compensation Recoupment Policy, as it may be amended from time to time. To the extent that forfeiture, claw-back or similar provisions applicable to Awards are required by applicable law, listing standards and/or additional policies adopted by the Company, Awards granted under the Plan shall be subject to such provisions. In addition, the Committee may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Committee determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of “cause.” No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
An Award Agreement may provide that if a Participant, without the consent of the Company, while employed by or providing services to the Company or any Subsidiary or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary, as determined by the Committee in its sole discretion, then (i) any outstanding, vested or unvested, earned or unearned portion of an Award may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or shares of Stock or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or SAR and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement.
15.10    Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.
15.11    Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit. In addition, unless a written employment agreement or other service agreement specifically references Awards, a general reference to “benefits” or a similar term in such agreement shall not be deemed to refer to Awards granted hereunder.
15.12    No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.
15.13    Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

Appendix B

HALOZYME THERAPEUTICS, INC.
2021 EMPLOYEE STOCK PURCHASE PLAN

HALOZYME THERAPEUTICS, INC.
2021 Employee Stock Purchase Plan
1.    Establishment, Purpose and Term of Plan.
1.1    Establishment. The Halozyme Therapeutics, Inc. 2021 Employee Stock Purchase Plan is hereby established effective as of the date the Plan is approved by the Company's Stockholders (the “Effective Date”).
1.2    Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive to attract, retain and reward Eligible Employees of the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan provides Eligible Employees with an opportunity to acquire a proprietary interest in the Company through the purchase of Stock. The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.
1.3    Term of Plan. The Plan shall continue in effect until its termination by the Committee.
2.    Definitions and Construction.
2.1    Definitions. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:
(a)    “Board” means the Board of Directors of the Company.
(b)    “Change in Control” means the occurrence of any one or a combination of the following:
(i)    any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or
(ii)    an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(q)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii)    a date specified by the Committee following approval by the stockholders of a plan of complete liquidation or dissolution of the Company;
provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(b) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.
For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple events described in subsections (i), (ii) and (iii) of this Section 2.1(b) are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.
(c)    “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.
(d)    “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.
(e)    “Company” means Halozyme Therapeutics, Inc., a Delaware corporation, or any successor corporation thereto.
(f)    “Compensation” means, with respect to any Offering Period, regular base wages or salary, overtime payments, shift premiums and payments for paid time off, calculated before deduction of (i) any income or employment tax withholdings or (ii) any amounts deferred pursuant to Section 401(k) or Section 125 of the Code. Compensation shall be limited to such amounts actually payable in cash or deferred during the Offering Period. Compensation shall not include (i) sign-on bonuses, annual or other incentive bonuses, commissions, profit-sharing distributions or other incentive-type payments, (ii) any contributions made by a Participating Company on the Participant’s behalf to any employee benefit or welfare plan now or hereafter established (other than amounts deferred pursuant to Section 401(k) or Section 125 of the Code), (iii) payments in lieu of notice, payments pursuant to a severance agreement, termination pay, moving allowances, relocation payments, or (iv) any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase, stock option or other stock-based compensation plan, or any other compensation not expressly included by this Section.
(g)    “Eligible Employee” means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.
(h)    “Employee” means a person treated as an employee of a Participating Company and who is an employee for purposes of Section 423 of the Code. A Participant shall be deemed to have ceased to be an Employee either upon an actual termination of employment or upon the corporation employing the Participant ceasing to be a Participating Company. An individual shall not be deemed to have ceased to be an Employee while on any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. If an individual’s leave of absence exceeds ninety (90) days, the individual shall be deemed to have ceased to be an Employee on the ninety-first (91st) day of such leave unless the individual’s right to reemployment with the Participating Company Group is guaranteed either by statute or by contract.
(i)    “Fair Market Value” means, as of any date:
(i)    If, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value is established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as determined by the Committee, in its discretion.
(ii)    If, on the relevant date, the Stock is not then listed on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined in good faith by the Committee.
(j)    “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).
(k)    “Local Law” means the applicable laws of the non-United States jurisdiction governing the participation in the Plan of an Eligible Employee.
(l)    “Non-United States Offering” means an Offering under the Plan covering Eligible Employees employed by a Participating Company outside the United States, provided that the terms of such Offering comply with the requirements of Section 423 of the Code, including such variations in terms of Purchase Rights as permitted by Section 3.3.
(m)    “Offering” means an offering of Stock pursuant to the Plan, as provided in Section 6.
(n)    “Offering Date” means, for any Offering Period, the first day of such Offering Period.
(o)    “Offering Period” means a period, established by the Committee in accordance with Section 6.1, during which an Offering is outstanding.
(p)    “Officer” means any person designated by the Board as an officer of the Company.
(q)    “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).
(r)    “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.
(s)    “Participant” means an Eligible Employee who has become a participant in an Offering Period in accordance with Section 7 and remains a participant in accordance with the Plan.
(t)    “Participating Company” means the Company and any Parent Corporation or Subsidiary Corporation designated by the Committee as a corporation the Employees of which may, if Eligible Employees, participate in the Plan. The Committee shall have the discretion to determine from time to time which Parent Corporations or Subsidiary Corporations shall be Participating Companies. The Committee shall designate from time to time and set forth in Appendix A to this Plan those Participating Companies whose Eligible Employees may participate in the Plan.
(u)    “Participating Company Group” means, at any point in time, the Company and all other corporations collectively which are then Participating Companies.
(v)    “Plan” means this 2021 Employee Stock Purchase Plan of the Company, as amended from time to time.
(w)    “Purchase Date” means, for any Offering Period, the last day of such Offering Period, or, if so determined by the Committee, the last day of each Purchase Period occurring within such Offering Period, on which outstanding Purchase Rights are exercised.
(x)    “Purchase Period” means a period, established by the Committee in accordance with Section 6.1 and included within an Offering Period, the final date of which is a Purchase Date.
(y)    “Purchase Price” means the price at which a share of Stock may be purchased under the Plan, as determined in accordance with Section 9.
(z)    “Purchase Right” means an option granted to a Participant pursuant to the Plan to purchase such shares of Stock as provided in Section 8, which the Participant may or may not exercise during the Offering Period in which such option is outstanding. Such option arises from the right of a Participant to withdraw any payroll deductions or other funds accumulated on behalf of the Participant and not previously applied to the purchase of Stock under the Plan, and to terminate participation in the Plan at any time during an Offering Period.
(aa)    “Securities Act” means the Securities Act of 1933, as amended.
(bb)    “Stock” means the Common Stock of the Company, as adjusted from time to time in accordance with Section 4.2.
(cc)    “Subscription Agreement” means a written or electronic agreement, in such form as is specified by the Company, stating an Employee’s election to participate in the Plan and authorizing payroll deductions under the Plan from the Employee’s Compensation.
(dd)    “Subscription Date” means the last business day prior to the Offering Date of an Offering Period or such earlier date as the Company shall establish.
(ee)    “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.
2.2    Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
3.    Administration.
3.1    Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any form of agreement or other document employed by the Company in the administration of the Plan, or of any Purchase Right shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or the Purchase Rights, unless fraudulent or made in bad faith. Subject to the provisions of the Plan, the Committee shall determine all of the relevant terms and conditions of Purchase Rights; provided, however, that all Participants granted Purchase Rights shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code, other than for such variations in terms of Purchase Rights as permitted by Section 3.3. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or any agreement thereunder (other than determining questions of interpretation pursuant to the second sentence of this Section 3.1) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.
3.2    Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election.
3.3    Power to Vary Terms with Respect to Non-U.S. Employees. In order to comply with the laws of a foreign jurisdiction, the Committee shall have the power, in its discretion and as permitted by Section 423 of the Code, to grant Purchase Rights in an Offering to citizens or residents of a non-U.S. jurisdiction (without regard to whether they are also citizens of the United States or resident aliens) that provide terms which are less favorable than the terms of Purchase Rights granted under the same Offering to Employees resident in the United States.
3.4    Power to Establish Separate Offerings with Varying Terms. The Committee shall have the power, in its discretion, to establish separate, simultaneous or overlapping Offerings having different terms and conditions and to designate the Participating Company or Companies that may participate in a particular Offering, provided that each Offering shall individually comply with the terms of the Plan and the requirements of Section 423(b)(5) of the Code that all Participants granted Purchase Rights pursuant to such Offering shall have the same rights and privileges within the meaning of such Section, other than for such variations in terms of Purchase Rights as permitted by Section 3.3.
3.5    Policies and Procedures Established by the Company. Without regard to whether any Participant’s Purchase Right may be considered adversely affected, the Company may, from time to time, consistent with the Plan and the requirements of Section 423 of the Code, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its discretion, for the proper administration of the Plan, including, without limitation, (a) a minimum payroll deduction amount required for participation in an Offering, (b) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering, (c) an exchange ratio applicable to amounts withheld or paid in a currency other than United States dollars, (d) a payroll deduction greater than or less than the amount designated by a Participant in order to adjust for the Company’s delay or mistake in processing a Subscription Agreement or in otherwise effecting a Participant’s election under the Plan or as advisable to comply with the requirements of Section 423 of the Code, and (e) determination of the date and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan. All such actions by the Company with respect to the Plan shall be taken consistent with the requirements under Section 423(b)(5) of the Code that all Participants granted Purchase Rights pursuant to an Offering shall have the same rights and privileges within the meaning of such Section, except as otherwise permitted by Section 3.3 and the regulations under Section 423 of the Code.
3.6    Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.
4.    Shares Subject to Plan.
4.1    Maximum Number of Shares Issuable. Subject to adjustment as provided in Section  4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be two million seven hundred thousand (2,700,000). Shares issued under the Plan shall consist of authorized but unissued or reacquired shares of Stock, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of that Purchase Right shall again be available for issuance under the Plan.
4.2    Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Section 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan, any limit on the number of shares which may be purchased by any Participant during an Offering Period or Purchase Period (as described in Sections 8.1 and 8.2), the number of shares subject to each Purchase Right, and in the Purchase Price in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Purchase Rights are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Purchase Rights to provide that such Purchase Rights are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Purchase Rights shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and in no event may the Purchase Price be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Committee pursuant to this Section 4.2 shall be final, binding and conclusive.
5.    Eligibility.
5.1    Employees Eligible to Participate. Each Employee of a Participating Company is eligible to participate in the Plan and shall be deemed an Eligible Employee, except the following:
(a)    Any Employee who is customarily employed by the Participating Company Group for twenty (20) hours or less per week; or
(b)    Any Employee who is customarily employed by the Participating Company Group for not more than five (5) months in any calendar year.
Notwithstanding the foregoing, an Employee of a Participating Company designated in Appendix A as a Participating Company who is a citizen or resident of a non-United States jurisdiction (without regard to whether the Employee is also a citizen of the United States or a resident alien) may be excluded from participation in the Plan or an Offering hereunder if either (i) the grant of a Purchase Right under the Plan or Offering to a citizen or resident of the foreign jurisdiction is prohibited under the Local Law of such jurisdiction or (ii) compliance with the Local Law of such jurisdiction would cause the Plan or Offering to violate the requirements of Section 423 of the Code.

5.2    Exclusion of Certain Stockholders. Notwithstanding any provision of the Plan to the contrary, no Employee shall be treated as an Eligible Employee and granted a Purchase Right under the Plan if, immediately after such grant, the Employee would own, or hold options to purchase, stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation, as determined in accordance with Section 423(b)(3) of the Code. For purposes of this Section 5.2, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of such Employee.
5.3    Determination by Company. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee or an Eligible Employee and the effective date of such individual’s attainment or termination of such status, as the case may be. For purposes of an individual’s participation in or other rights, if any, under the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.
6.    Offerings.
6.1    Offering Periods. The Plan shall be implemented by sequential Offerings of approximately six (6) months’ duration or such other duration as the Committee shall determine. Offering Periods shall commence on or about the fifteenth (15th) days of June and December of each year and end on or about the fourteenth (14th) days of the next December and June respectively, occurring thereafter. Notwithstanding the foregoing, the Committee may establish additional or alternative concurrent, sequential or overlapping Offering Periods, a different duration for one or more Offering Periods or different commencing or ending dates for such Offering Periods; provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months. If the Committee shall so determine in its discretion, each Offering Period may consist of two (2) or more consecutive Purchase Periods having such duration as the Committee shall specify, and the last day of each such Purchase Period shall be a Purchase Date. If the first or last day of an Offering Period or a Purchase Period is not a day on which the principal stock exchange or quotation system on which the Stock is then listed is open for trading, the Company shall specify the trading day that will be deemed the first or last day, as the case may be, of the Offering Period or Purchase Period.
6.2    Non-United States Offerings. The Committee shall communicate to the Employees eligible to participate in a Non-United States Offering those terms of the Non-United States Offering that differ from the terms otherwise applicable to the relevant Offering covering Eligible Employees employed by a Participating Company within the United States a reasonable period of time prior to the Subscription Date for such Non-United States Offering.
7.    Participation in the Plan.
7.1    Initial Participation.
(a)    Generally. An Eligible Employee may become a Participant in an Offering Period by delivering a properly completed written or electronic Subscription Agreement to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) not later than the close of business on the Subscription Date established by the Company for that Offering Period. An Eligible Employee who does not deliver a properly completed Subscription Agreement in the manner permitted or required on or before the Subscription Date for an Offering Period shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless the Eligible Employee subsequently delivers a properly completed Subscription Agreement to the appropriate Company office or representative on or before the Subscription Date for such subsequent Offering Period. An Employee who becomes an Eligible Employee after the Offering Date of an Offering Period shall not be eligible to participate in that Offering Period but may participate in any subsequent Offering Period provided the Employee is still an Eligible Employee as of the Offering Date of such subsequent Offering Period.

7.2    Continued Participation.
(a)    Generally. A Participant shall automatically participate in the next Offering Period commencing immediately after the final Purchase Date of each Offering Period in which the Participant participates provided that the Participant remains an Eligible Employee on the Offering Date of the new Offering Period and has not either (a) withdrawn from the Plan pursuant to Section 12.1, or (b) terminated employment or otherwise ceased to be an Eligible Employee as provided in Section 13. A Participant who may automatically participate in a subsequent Offering Period, as provided in this Section, is not required to deliver any additional Subscription Agreement for the subsequent Offering Period in order to continue participation in the Plan. However, a Participant may deliver a new Subscription Agreement for a subsequent Offering Period in accordance with the procedures set forth in Section 7.1(a) if the Participant desires to change any of the elections contained in the Participant’s then effective Subscription Agreement.
8.    Right to Purchase Shares.
8.1    Grant of Purchase Right. Except as provided below, on the Offering Date of each Offering Period, each Participant in such Offering Period shall be granted automatically a Purchase Right consisting of an option to purchase the lesser of (a) that number of whole shares of Stock determined by dividing the Dollar Limit (determined as provided below) by the Fair Market Value of a share of Stock on such Offering Date or (b) the Share Limit (determined as provided below). The Committee may, in its discretion and prior to the Offering Date of any Offering Period, (i) change the method of, or any of the foregoing factors in, determining the number of shares of Stock subject to Purchase Rights to be granted on such Offering Date, or (ii) specify a maximum aggregate number of shares that may be purchased by all Participants in an Offering or on any Purchase Date within an Offering Period. No Purchase Right shall be granted on an Offering Date to any person who is not, on such Offering Date, an Eligible Employee. For the purposes of this Section, the “Dollar Limit” shall be determined by multiplying $2,083.33 by the number of months (rounded to the nearest whole month) in the Offering Period and rounding to the nearest whole dollar, and the “Share Limit” shall be two thousand four hundred (2,400) shares.
8.2    Calendar Year Purchase Limitation. Notwithstanding any provision of the Plan to the contrary, no Participants shall be granted a Purchase Right which permits their right to purchase shares of Stock under the Plan to accrue at a rate which, when aggregated with such Participant’s rights to purchase shares under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code, exceeds Twenty-Five Thousand Dollars ($25,000) in Fair Market Value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such Purchase Right is outstanding at any time. For purposes of the preceding sentence, the Fair Market Value of shares purchased during a given Offering Period shall be determined as of the Offering Date for such Offering Period. The limitation described in this Section shall be applied in conformance with Section 423(b)(8) of the Code or any successor thereto and the regulations thereunder.
9.    Purchase Price.
The Purchase Price at which each share of Stock may be acquired in an Offering Period upon the exercise of all or any portion of a Purchase Right shall be established by the Committee; provided, however, that the Purchase Price on each Purchase Date shall not be less than eightyfive percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or (b) the Fair Market Value of a share of Stock on the Purchase Date. Subject to adjustment as provided by the Plan and unless otherwise provided by the Committee, the Purchase Price for each Offering Period shall be eightyfive percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or (b) the Fair Market Value of a share of Stock on the Purchase Date.
10.    Accumulation of Purchase Price through Payroll Deduction.
Except as provided in Section 11.1(b) with respect to a Non-United States Offering, shares of Stock acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant’s Compensation accumulated during the Offering Period for which such Purchase Right was granted, subject to the following:
10.1    Amount of Payroll Deductions. Except as otherwise provided herein, the amount to be deducted under the Plan from a Participant’s Compensation on each pay day during an Offering Period shall be determined by the Participant’s Subscription Agreement. The Subscription Agreement shall set forth the percentage of the Participant’s Compensation to be deducted on each pay day during an Offering Period in whole percentages of not less than one percent (1%) (except as a result of an election pursuant to Section 10.3 to stop payroll deductions effective following the first pay day during an Offering) or more than fifteen percent (15%). The Committee may change the foregoing limits on payroll deductions effective as of any Offering Date.
10.2    Commencement of Payroll Deductions. Payroll deductions shall commence on the first pay day occurring on or following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided herein.
10.3    Election to Decrease or Stop Payroll Deductions. During an Offering Period, a Participants may elect to decrease the rate of or to stop (but not to increase) deductions from their Compensation by delivering to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) an amended Subscription Agreement authorizing such change on or before the “Change Notice Date.” The “Change Notice Date” shall be a date prior to the beginning of the first pay period for which such election is to be effective as established by the Company from time to time and announced to the Participants. Participants who elects, effective following the first pay day of an Offering Period, to decrease the rate of their payroll deductions to zero percent (0%) shall nevertheless remain a Participant in such Offering Period unless the Participant withdraws from the Plan as provided in Section 12.1.
10.4    Election to Increase Payroll Deductions for Subsequent Offering. Prior to the Offering Date of any Offering Period, an Eligible Employee may elect to increase the rate of deductions from Compensation (not in excess of the limit set forth in Section 10.1) effective with the next Offering Period by delivering to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) an amended Subscription Agreement authorizing such change on or before the Change Notice Date prior to the commencement of such new Offering Period.
10.5    Administrative Suspension of Payroll Deductions. The Company may, in its discretion, suspend a Participant’s payroll deductions under the Plan as the Company deems advisable to avoid accumulating payroll deductions in excess of the amount that could reasonably be anticipated to purchase the maximum number of shares of Stock permitted (a) under the Participant’s Purchase Right, or (b) during a calendar year under the limit set forth in Section 8.2. Unless the Participant has either withdrawn from the Plan as provided in Section 12.1 or has ceased to be an Eligible Employee, suspended payroll deductions shall be resumed at the rate specified in the Participant’s then effective Subscription Agreement either (i) at the beginning of the next Offering Period if the reason for suspension was clause (a) in the preceding sentence, or (ii) at the beginning of the next Offering Period having a first Purchase Date that falls within the subsequent calendar year if the reason for suspension was clause (b) in the preceding sentence.
10.6    Participant Accounts. Individual bookkeeping accounts shall be maintained for each Participant. All payroll deductions from a Participant’s Compensation (and other amounts received from a non-United States Participant pursuant to Section 11.1(b)) shall be credited to such Participant’s Plan account and shall be deposited with the general funds of the Company. All such amounts received or held by the Company may be used by the Company for any corporate purpose.
10.7    No Interest Paid. Interest shall not be paid on sums deducted from a Participant’s Compensation pursuant to the Plan or otherwise credited to the Participant’s Plan account.
10.8    Voluntary Withdrawal from Plan Account. Participants may withdraw all or any portion of the payroll deductions credited to their Plan account and not previously applied toward the purchase of

Stock by delivering to the Company a written notice on a form provided by the Company for such purpose. Participants who withdraws the entire remaining balance credited to their Plan account shall be deemed to have withdrawn from the Plan in accordance with Section 12.1. Amounts withdrawn shall be returned to the Participant as soon as practicable after the withdrawal and may not be applied to the purchase of shares in any Offering under the Plan. The Company may from time to time establish or change limitations on the frequency of withdrawals permitted under this Section, establish a minimum dollar amount that must be retained in the Participant’s Plan account, or terminate the withdrawal right provided by this Section.
11.    Purchase of Shares.
11.1    Exercise of Purchase Right.
(a)    Generally. Except as provided in Section 11.1(b), on each Purchase Date of an Offering Period, each Participant who has not withdrawn from the Plan and whose participation in the Offering has not otherwise terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right the number of whole shares of Stock determined by dividing (a) the total amount of the Participant’s payroll deductions accumulated in the Participant’s Plan account during the Offering Period and not previously applied toward the purchase of Stock by (b) the Purchase Price. However, in no event shall the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the Participant’s Purchase Right. No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated before such Purchase Date.
(b)    Purchase by Non-United States Participants for Whom Payroll Deductions Are Prohibited by Applicable Law. Notwithstanding Section 11.1(a), where payroll deductions on behalf of Participants who are citizens or residents of countries other than the United States (without regard to whether they are also citizens of the United States or resident aliens) are prohibited or made impracticable by applicable Local Law, the Committee may establish a separate Offering (a “Non-United States Offering”) covering all Eligible Employees of one or more Participating Companies subject to such prohibition or restrictions on payroll deductions. The Non-United States Offering shall provide another method for payment of the Purchase Price with such terms and conditions as shall be administratively convenient and comply with applicable Local Law. On each Purchase Date of the Offering Period applicable to a Non-United States Offering, each Participant who has not withdrawn from the Plan and whose participation in such Offering Period has not otherwise terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant’s Purchase Right a number of whole shares of Stock determined in accordance with Section 11.1(a) to the extent of the total amount of the Participant’s Plan account balance accumulated during the Offering Period in accordance with the method established by the Committee and not previously applied toward the purchase of Stock. However, in no event shall the number of shares purchased by a Participant during such Offering Period exceed the number of shares subject to the Participant’s Purchase Right. The Company shall refund to a Participant in a Non-United States Offering in accordance with Section 11.4 any excess Purchase Price payment received from such Participant.
11.2    Pro Rata Allocation of Shares. If the number of shares of Stock which might be purchased by all Participants on a Purchase Date exceeds the number of shares of Stock remaining available for issuance under the Plan or the maximum aggregate number of shares of Stock that may be purchased on such Purchase Date pursuant to a limit established by the Committee pursuant to Section 8.1 or Section 8.3, the Company shall make a pro rata allocation of the shares available in as uniform a manner as practicable and as the Company determines to be equitable. Any fractional share resulting from such pro rata allocation to any Participant shall be disregarded.
11.3    Delivery of Title to Shares. Subject to any governing rules or regulations, as soon as practicable after each Purchase Date, the Company shall issue or cause to be issued to or for the benefit of each Participant the shares of Stock acquired by the Participant on such Purchase Date by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the

Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.
11.4    Return of Plan Account Balance. Any cash balance remaining in a Participant’s Plan account following any Purchase Date shall be refunded to the Participant as soon as practicable after such Purchase Date. However, if the cash balance to be returned to a Participant pursuant to the preceding sentence is less than the amount that would have been necessary to purchase an additional whole share of Stock on such Purchase Date, the Company may retain the cash balance in the Participant’s Plan account to be applied toward the purchase of shares of Stock in the subsequent Purchase Period or Offering Period.
11.5    Tax Withholding. At the time a Participant’s Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provision for the federal, state, local and foreign taxes (including social insurance), if any, required to be withheld by any Participating Company upon exercise of the Purchase Right or upon such disposition of shares, respectively. A Participating Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary to meet such withholding obligations. The Company or any other Participating Company shall have the right to take such other action as it determines to be necessary or advisable to satisfy withholding obligations for such taxes.
11.6    Expiration of Purchase Right. Any portion of a Participant’s Purchase Right remaining unexercised after the end of the Offering Period to which the Purchase Right relates shall expire immediately upon the end of the Offering Period.
11.7    Provision of Reports and Stockholder Information to Participants. Each Participant who has exercised all or part of their Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such Participant’s Plan account setting forth the total amount credited to their Plan account prior to such exercise, the number of shares of Stock purchased, the Purchase Price for such shares, the date of purchase and the cash balance, if any, remaining immediately after such purchase that is to be refunded or retained in the Participant’s Plan account pursuant to Section 11.4. The report required by this Section may be delivered or made available in such form and by such means, including by electronic transmission, as the Company may determine. In addition, each Participant shall be provided information concerning the Company equivalent to that information provided generally to the Company’s common stockholders.
12.    Withdrawal from Plan.
12.1    Voluntary Withdrawal from the Plan. A Participant may withdraw from the Plan by signing and delivering to the Company office or representative designated by the Company (including a third-party administrator designated by the Company) a written or electronic notice of withdrawal on a form provided by the Company for this purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period; provided, however, that if a Participant withdraws from the Plan after a Purchase Date, the withdrawal shall not affect shares of Stock acquired by the Participant on such Purchase Date. A Participant who voluntarily withdraws from the Plan is prohibited from resuming participation in the Plan in the same Offering from which he or she withdrew, but may participate in any subsequent Offering by again satisfying the requirements of Sections 5 and 7.1. The Company may impose, from time to time, a requirement that the notice of withdrawal from the Plan be on file with the Company office or representative designated by the Company for a reasonable period prior to the effectiveness of the Participant’s withdrawal.
12.2    Automatic Withdrawal from Offering and Re-enrollment. If the Fair Market Value of a share of Stock on a Purchase Date within an Offering Period (the “Old Offering Period”), other than the final Purchase Date of the Old Offering Period, is less than the Fair Market Value of a share of Stock on the Offering Date of the Old Offering Period, then every Participant in the Old Offering Period automatically shall be (a) withdrawn from the Old Offering Period immediately after the purchase of shares on such Purchase Date and (b) enrolled in a new Offering Period of the same duration as the full term of the Old Offering Period commencing on the trading day immediately following the purchase of shares (which shall be the Offering Date of the new Offering Period), provided that the Participant then remains an Eligible Employee.
12.3    Return of Plan Account Balance. Upon a Participant’s voluntary withdrawal from the Plan pursuant to Section 12.1, the Participant’s accumulated Plan account balance which has not been applied toward the purchase of shares of Stock shall be refunded to the Participant as soon as practicable after the withdrawal, without the payment of any interest, and the Participant’s interest in the Plan and the Offering shall terminate. Such amounts to be refunded in accordance with this Section may not be applied to any other Offering under the Plan.
13.    Termination of Employment or Eligibility.
Upon a Participant’s ceasing, prior to a Purchase Date, to be an Employee of the Participating Company Group for any reason, including retirement, disability or death, or upon the failure of a Participant to remain an Eligible Employee, the Participant’s participation in the Plan shall terminate immediately. In such event, the Participant’s Plan account balance which has not been applied toward the purchase of shares of Stock shall, as soon as practicable, be returned to the Participant or, in the case of the Participant’s death, to the Participant’s beneficiary designated in accordance with Section 20, if any, or legal representative, and all of the Participant’s rights under the Plan shall terminate. Interest shall not be paid on sums returned pursuant to this Section 13. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by satisfying the requirements of Sections 5 and 7.1.
14.    Effect of Change in Control on Purchase Rights.
In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent thereof, as the case may be (the “Acquiring Corporation”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under outstanding Purchase Rights or substitute substantially equivalent purchase rights for the Acquiring Corporation’s stock. If the Acquiring Corporation elects not to assume, continue or substitute for the outstanding Purchase Rights, the Purchase Date of the then current Offering Period shall be accelerated to a date before the date of the Change in Control specified by the Committee, but the number of shares of Stock subject to outstanding Purchase Rights shall not be adjusted. All Purchase Rights which are neither assumed or continued by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.
15.    Nontransferability of Purchase Rights.
Neither payroll deductions or other amounts credited to a Participant’s Plan account nor a Participant’s Purchase Right may be assigned, transferred, pledged or otherwise disposed of in any manner other than as provided by the Plan or by will or the laws of descent and distribution. (A beneficiary designation pursuant to Section 20 shall not be treated as a disposition for this purpose.) Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan as provided in Section 12.1. A Purchase Right shall be exercisable during the lifetime of the Participant only by the Participant.
16.    Compliance with Applicable Law.
The issuance of shares of Stock or other property under the Plan shall be subject to compliance with all applicable requirements of federal, state and foreign securities law and other applicable laws, rules and regulations, and approvals by government agencies as may be required or as the Company deems necessary or advisable. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any securities exchange or market system upon which the Stock may then be listed. In addition, no Purchase Right may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the

Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.
17.    Rights as a Stockholder and Employee.
A Participant shall have no rights as a stockholder by virtue of the Participant’s participation in the Plan until the date of the issuance of the shares of Stock purchased pursuant to the exercise of the Participant’s Purchase Right (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2. Nothing herein shall confer upon a Participant any right to continue in the employ of the Participating Company Group or interfere in any way with any right of any Participating Company to terminate the Participant’s employment at any time.
18.    Notification of Disposition of Shares.
The Company may require the Participant to give the Company prompt notice of any disposition of shares of Stock acquired by exercise of a Purchase Right. The Company may require that until such time as a Participant disposes of shares of Stock acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant’s name until the later of two years after the date of grant of such Purchase Right or one year after the date of exercise of such Purchase Right. The Company may direct that the certificates evidencing shares of Stock acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.
19.    Legends.
The Company may at any time place legends or other identifying symbols referencing any applicable federal, state or foreign securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to the following:
“THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER AN EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE).”
20.    Designation of Beneficiary.
20.1    Designation Procedure. Subject to applicable Local Law and procedures, a Participant may file a written designation of a beneficiary who is to receive (a) shares and cash, if any, from the Participant’s

Plan account if the Participant dies subsequent to a Purchase Date but prior to delivery to the Participant of such shares and cash, or (b) cash, if any, from the Participant’s Plan account if the Participant dies prior to the exercise of the Participant’s Purchase Right. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. Participants may change their beneficiary designation at any time by written notice to the Company.
20.2    Absence of Beneficiary Designation. If a Participant dies without an effective designation pursuant to Section 20.1 of a beneficiary who is living at the time of the Participant’s death, the Company shall deliver any shares or cash credited to the Participant’s Plan account to the Participant’s legal representative or as otherwise required by applicable law.
21.    Notices.
All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
22.    Amendment or Termination of the Plan.
The Committee may at any time amend, suspend or terminate the Plan, except that (a) no such amendment, suspension or termination shall affect Purchase Rights previously granted under the Plan unless expressly provided by the Committee, and (b) no such amendment, suspension or termination may adversely affect a Purchase Right previously granted under the Plan without the consent of the Participant, except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to comply with any applicable law, regulation or rule. In addition, an amendment to the Plan must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are then authorized for issuance under the Plan or would change the definition of the corporations that may be designated by the Committee as Participating Companies. Notwithstanding the foregoing, in the event that the Committee determines that continuation of the Plan or an Offering would result in unfavorable financial accounting consequences to the Company, the Committee may, in its discretion and without the consent of any Participant, including with respect to an Offering Period then in progress: (i) terminate the Plan or any Offering Period, (ii) accelerate the Purchase Date of any Offering Period, (iii) reduce the discount or the method of determining the Purchase Price in any Offering Period (e.g., by determining the Purchase Price solely on the basis of the Fair Market Value on the Purchase Date), (iv) reduce the maximum number of shares of Stock that may be purchased in any Offering Period, or (v) take any combination of the foregoing actions.
23.    No Representations with Respect to Tax Qualification.
Although the Company may endeavor to (a) qualify Purchase Rights for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States (e.g., options granted under Section 423 of the Code) or (b) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, anything to the contrary in this Plan. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.
24.    Choice of Law.
Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Subscription Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

APPENDIX A
Participating Companies in the Plan
Halozyme Therapeutics, Inc.
Halozyme, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Notice & Proxy Statement are available at www.proxyvote.com

PROXY
HALOZYME THERAPEUTICS, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 5, 2021
The undersigned hereby appoints Helen I. Torley and Masaru Matsuda, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Halozyme Therapeutics, Inc. (the “Company”) which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held online on Wednesday, May 5, 2021, at 8:00 a.m. Pacific Time and at any and all adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.
The shares represented by this proxy card will be voted as directed or, if this card contains no specific voting instructions, these shares will be voted in accordance with the recommendations of the Board of Directors.
YOUR VOTE IS IMPORTANT. You are urged to complete, sign, date and promptly return the accompanying proxy in the enclosed envelope, which is postage prepaid if mailed in the United States.

(Continued and to be signed on reverse side.)

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
HALOZYME THERAPEUTICS, INC. 11388 SORRENTO VALLEY ROAD SAN DIEGO, CA 92121
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:☒
KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VAID ONLY WHEN SIGNED AND DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee (s), mark “For All Except” and write the number of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
		☐	☐	☐
1	Election of Class II Directors
Nominees
01 Jean-Pierre Bizzari M.D.	02 James M. Daly

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.					For	Against	Abstain
2	To approve, by a non-binding advisory vote, the compensation of the Company's named executive officers.				☐	☐	☐

3	To approve the Halozyme Therapeutics, Inc. 2021 Stock Plan.				☐	☐	☐

4	To approve the Halozyme Therapeutics, Inc. 2021 Employee Stock Purchase Plan.				☐	☐	☐

5	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.				☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date